                             NORTH AMERICAN FUNDS
                           Supplement to Prospectus
                            dated August 29, 1995

        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurance Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to the North American Funds (the "Fund"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Fund (the "Investment Advisory Agreement") as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the porfolois (including the consulting agreement Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Limited") relating to the Strategic Income Portfolio) (collectively, the "Existing Agreements"). Therefore, at the Fund's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Fund (including all the noninterested Trustees) voted to approve a new advisory agreement between the Fund and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each portfolio of the Fund on December 5, 1995. The New Agreements are substantially identical to the Existing Agreements, except with respect to the time period for termination of the expense reimbursement payable by NASL Financial under the Investment Advisory Agreement. (Under the New Investment Advisory Agreement the expense reimburement is terminable at any time on 30 days' written notice. Under the Existing Investment Advisory Agreement, the expense reimbursement was terminable by NASL Financial on October 31st of each year on 30 days' written notice). THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE FUND, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE FUND OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE FUND.


                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

                             NORTH AMERICAN FUNDS



                     Supplement dated September 14, 1995
                                      to
                       Prospectus dated August 29, 1995



The portfolio management of the Growth Fund has been changed as follows:

        James S. McClure is no longer responsible for the day-to-day management of the Growth Fund. Mitchell E. Cantor and Paul D. Farrell, who have been managing the Fund along with Mr. Mclure, will continue to be responsible for management of the Fund.

                             NORTH AMERICAN FUNDS



                      Supplement dated November 2, 1995
                                      to
                       Prospectus dated August 29, 1995



        In addition to the CDSC waivers described under "Waiver of CDSC" in the Prospectus, the CDSC on Class A, Class B and Class C shares may also be waived in connection with redemptions from retirement plans (excluding Individual Retirement Accounts) after the plan participant has attained age 59 1/2.

                             NORTH AMERICAN FUNDS

                       PROSPECTUS DATED AUGUST 29, 1995

                      SUPPLEMENT FOR MARYLAND RESIDENTS
                            DATED AUGUST 29, 1995

        The "Investment Portfolios" section begins on page 23 of the Prospectus and the "Risk Factors" section begins on page 36 of the Prospectus.

        Each of the Portfolios may enter into Hedging and Other Strategic Transactions (also referred to as derivative transactions) for hedging purposes only.

        Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Even derivatives used for hedging purposes may entail risk and may contribute to increasing the volatility of a Portfolio.

        Each Portfolio anticipates engaging in Hedging and Other Strategic Transactions (derivative transactions) to the extent described below:

        The International Growth and Income Fund, the Global Growth Fund, the Growth and Income Fund and the Strategic Income Fund expect that, under normal market conditions, a maximum of 25%, 20%, 25% and 100%, respectively, of each Portfolio's foreign currency exposure would be hedged back into the U.S. dollar through the use of forward foreign currency exchange contracts.

        The Investment Quality Bond Fund expects that, under normal market conditions, a maximum of 25% of the Portfolio's total assets will be exposed to the financial markets through the use of futures contracts and options on futures contracts.

        The Growth Fund and the Asset Allocation Fund expect that, under normal market conditions, a maximum of 25% of each Portfolio's total assets will be exposed to the financial markets through the use of futures contracts.

        The National Municipal Bond Fund does not presently anticipate that any of the strategies referred to under Hedging and Other Strategic Transaction will be used to a significant degree.

        The U.S. Government Securities Fund and the Money Market Fund are not currently authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

                              NORTH AMERICAN FUNDS
                 with business offices at 116 Huntington Avenue
                          Boston, Massachusetts 02116
                                 (800) 872-8037

North American Funds (the "Fund") is an open-end, diversified management investment company(mutual fund) providing a range of investment options through ten separate investment portfolios (the "Portfolios"), each of which has a specific investment objective. This Prospectus relates to the following portfolios of the Fund:
     The GLOBAL GROWTH FUND seeks long-term capital appreciation, by investing primarily in a global portfolio of equity securities and securities convertible into or exercisable for equity securities.
     The GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.
     The GROWTH AND INCOME FUND seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.
     The INTERNATIONAL GROWTH AND INCOME FUND seeks to provide long-term growth of capital and income by investing in a portfolio of securities of foreign issuers.
     The ASSET ALLOCATION FUND seeks the highest total return consistent with a moderate level of risk tolerance. This Portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period. The Asset Allocation Fund will invest in a combination of equity, fixed-income and money market securities. The Subadviser retains absolute discretion to determine the amount of the Portfolio's assets invested in each category of securities at all times. There can be no assurance that the 10% limit on the decline in portfolio value will not be exceeded.
     The STRATEGIC INCOME FUND seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the Portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the Portfolio's investment objective.
     The INVESTMENT QUALITY BOND FUND seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Up to 20% of the Fund's assets may be invested in debt securities rated below investment grade.
     The U.S. GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, primarily Government National Mortgage Association mortgage-backed certificates popularly known as "Ginnie Maes."
     The NATIONAL MUNICIPAL BOND FUND seeks to achieve a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital, by investing primarily in a portfolio of municipal obligations. The Portfolio will not invest in municipal obligations that are rated below investment grade at the time of purchase.
     The MONEY MARKET FUND seeks maximum current income consistent with preservation of principal and liquidity as is available from investing only in high quality, U.S. dollar denominated money market instruments with maturities of thirteen months or less.
     THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND EACH OF THE PORTFOLIOS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. SEE ALSO THE DISCUSSION OF "RISK FACTORS" IN THIS PROSPECTUS. IN PURSUING THEIR INVESTMENT OBJECTIVES, THE STRATEGIC INCOME FUND RESERVES THE RIGHT TO INVEST WITHOUT LIMITATION, AND THE INVESTMENT QUALITY BOND FUND MAY INVEST UP TO 20% OF ITS ASSETS, IN LOWER-RATED SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT IN THE PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES.
ALTHOUGH THE STRATEGIC INCOME FUND'S SUBADVISER HAS THE ABILITY TO INVEST UP TO 100% OF THE PORTFOLIO'S ASSETS IN LOWER-RATED SECURITIES, THE PORTFOLIO'S SUBADVISER DOES NOT ANTICIPATE INVESTING IN EXCESS OF 75% OF THE PORTFOLIO'S ASSETS IN SUCH SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE STRATEGIC INCOME FUND. SEE "RISK FACTORS -- HIGH YIELD SECURITIES."
     AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before making an investment decision. Investors are encouraged to read this Prospectus and to retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Fund at the above address or calling (800) 872-8037 and requesting the "Statement of Additional Information for North American Funds", dated the date of this Prospectus (hereinafter "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                The date of this Prospectus is August 29, 1995.

                               TABLE OF CONTENTS


           SUMMARY ......................................... 1
             The Fund ...................................... 1
             Classes of Shares ............................. 1
             Fee Table and Example ......................... 3
           FINANCIAL HIGHLIGHTS ............................ 7
           MULTIPLE PRICING SYSTEM ......................... 21
           INVESTMENT PORTFOLIOS ........................... 23
             Global Growth Fund ............................ 23
             Growth Fund ................................... 25
             Growth and Income Fund ........................ 25
             International Growth and Income Fund .......... 26
             Asset Allocation Fund ......................... 27
             Strategic Income Fund ......................... 28
             Investment Quality Bond Fund .................. 30
             U.S. Government Securities Fund ............... 31
             National Municipal Bond Fund .................. 32
             Money Market Fund ............................. 35
           RISK FACTORS .................................... 36
             Investment Restrictions Generally ............. 36
             High Yield Securities ......................... 36
             Foreign Securities ............................ 38
             Warrants ...................................... 39
             Lending Portfolio Securities .................. 39
             When-Issued Securities ("Forward Commitments"). 39
             Hedging And Other Strategic Transactions ...... 39
             Illiquid Securities ........................... 40
           MANAGEMENT OF THE FUND .......................... 41
             Advisory Arrangements ......................... 41
             Subadvisory Arrangements ...................... 42
             Fund Expenses ................................. 46
           GENERAL INFORMATION ............................. 47
             Net Asset Value ............................... 47
             Dividends and Distributions ................... 47
             Taxes ......................................... 48
             National Municipal Bond Funds - Taxation ...... 48
             Performance Information ....................... 49
             Organization of the Fund ...................... 50
             Custodian and Transfer and Dividend
             Disbursing Agents ............................. 51
             Independent Accountants ....................... 51
           PURCHASE OF SHARES .............................. 51
             Introduction .................................. 51
             General Methods of Purchasing Shares .......... 51
             Share Price ................................... 52
             Class A Shares ................................ 52
             Class B Shares ................................ 54
             Class C Shares ................................ 54
             Other Dealer Compensation ..................... 55
             Distribution Expenses ......................... 55
           SHAREHOLDER SERVICES ............................ 57
             Automatic Investment Plan ..................... 57
             Exchange Privilege ............................ 57
             Transfer of Shares ............................ 58
             Redemption of Shares .......................... 58
             General Methods of Redeeming Shares ........... 58
             Reinstatement Privilege ....................... 58
           Minimum Account Balance ......................... 59
             Redemption In Kind ............................ 59
           Additional Shareholder Privileges ............... 59
             Automatic Investment Plan ..................... 59
             Automatic Dividend Diversification (ADD) ...... 59
             Systematic Investing .......................... 59
             Systematic Withdrawal Plan .................... 59
             Checkwriting .................................. 60
             Telephone Transactions ........................ 60
             Certificates .................................. 60
             How to Obtain Information on Your Investment .. 60

           APPENDIX I ...................................... A-1
           APPENDIX II ..................................... A-4

                                    SUMMARY

THE FUND

     The Fund is an open-end, diversified, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988.

     NASL Financial Services, Inc. ("NASL Financial" or, in its capacity as the Fund's investment adviser, the "Adviser") serves as the investment adviser and distributor for the Fund. NASL Financial is a wholly-owned subsidiary of the Fund's sponsor, North American Security Life Insurance Company, based in Boston, Massachusetts, which is part of The North American Group, a diversified group of financial service companies based in Toronto, Canada currently with over $16 billion in assets under management.

     NASL Financial provides certain expense guarantees and administrative services to the Fund and its shareholders pursuant to an investment advisory contract (the "Advisory Agreement"). In addition, it contracts with and compensates five investment subadvisers which provide portfolio management services to the Fund (the "Subadviser(s)"): Oechsle International Advisors,
L.P. ("Oechsle International"), Goldman Sachs Asset Management ("GSAM"),
Wellington Management Company ("Wellington Management"), J.P. Morgan Investment
Management, Inc. ("J.P. Morgan") and Salomon Brothers Asset Management Inc
("SBAM"). See "MANAGEMENT OF THE FUND." The Subadvisers provide investment management services to the various Portfolios of the Fund as shown in the following table.


SUBADVISER                      PORTFOLIO(S)
----------------------------------------------------------------------
Oechsle International           Global Growth Fund

GSAM                            Growth Fund
                                Asset Allocation Fund

Wellington Management           Growth and Income Fund
                                Investment Quality Bond Fund
                                Money Market Fund

J.P. Morgan                     International Growth and Income Fund

SBAM                            Strategic Income Fund
                                U.S. Government Securities Fund
                                National Municipal Bond Fund


     NASL Financial also serves as the distributor of the Fund's shares and in that role has entered into an exclusive promotional agent agreement with Wood Logan Distributors, Inc. ("Wood Logan") to provide marketing services in connection with the sales of Fund's shares. See "PURCHASE OF SHARES -- Distribution Expenses."

     Each Portfolio has a stated specific investment objective, as set forth on the cover of this Prospectus and described below. See "INVESTMENT PORTFOLIOS." There can be no assurance that any Portfolio will attain its investment objective. The Fund's annual report to shareholders, which is available without charge upon request, contains a discussion of Fund performance.

     In addition to the risks inherent in any investment in securities, certain Portfolios of the Fund are subject to particular risks associated with investing in high yield securities, investing in foreign securities, investing in warrants, lending portfolio securities, investing in when-issued securities and engaging in various hedging and other strategic transactions (also referred to as "derivative transactions"). See "RISK FACTORS."

CLASSES OF SHARES

     As of April 1, 1994, the Fund began offering three classes of shares in each Portfolio ("Class A" shares, "Class B" shares and "Class C" shares) to the general public with each class having a different sales charge structure and expense level (the "Multiple Pricing System"). Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See "MULTIPLE PRICING SYSTEM."

     CLASS A SHARES. Purchases of Class A shares of less than $1 million are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% (with the exception of Class A shares of the Money Market Fund, which are offered without such a charge). Purchases of Class A shares of $1 million or more made on or after May 1, 1995 are offered for sale at net asset value without a front end sales charge but subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund, which bear no such fees, and Class A shares of the National Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee).

     CLASS B SHARES. Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund, which bear no such fees). Class B shares will automatically convert to Class A shares of the same Portfolio six years after purchase.

     CLASS C SHARES. Class C shares are offered for sale for purchases of less than $1 million, at net asset value without a front end sales charge . Class C shares purchased on or after May 1, 1995, are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Shares purchased prior to May 1, 1995 are not subject to any CDSC upon redemption.
The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of shares redeemed. Class C shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class C shares of the Money Market Fund, which bear no such fees). Class C shares will automatically convert to Class A shares of the same Portfolio ten years after purchase.

     The Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each Portfolio as shares of a particular class of each such Portfolio. This reclassification was effected in such a manner so that the shares of each Portfolio outstanding at April 1, 1994 would be subject to identical distribution and service fees both before and after the reclassification. Specifically, all outstanding shares of the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond, and Money Market Funds were reclassified as Class A shares of each such Portfolio, and all outstanding shares of the Global Growth, Growth, Growth and Income and Asset Allocation Funds were reclassified as Class C shares of each such Portfolio.

     For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see "MULTIPLE PRICING
SYSTEM--Factors for Consideration."

FEE TABLE AND EXAMPLE

     The following tables are intended to assist investors in understanding the expenses applicable to each class of shares of each Portfolio:

SHAREHOLDER TRANSACTION EXPENSES

                                                         CLASS A          CLASS B                 CLASS C
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases of shares
(as a percentage of offering price)
   All Portfolios except Money Market Fund ........     4.75%*          None                    None
   Money Market Fund ..............................     None            None                    None

Sales charge imposed on dividend reinvestment
   All Portfolios .................................     None            None                    None

Contingent Deferred Sales Charge
(as a percentage of original purchase price
or redemption price, whichever is lower)
   All Portfolios except Money Market Fund ........     1% first year** 5% first year           1% first year***
   ................................................     0% after        5% second year          0% after first year
   ................................................     first year      4% third year
   ................................................                     3% fourth year
   ................................................                     2% fifth year
   ................................................                     1% sixth year, and
   ................................................                     0% after sixth year
   ................................................
   ................................................
   ................................................
   ................................................
   Money Market Fund ..............................     None            None                    None

Exchange Fee ......................................     None            None                    None

*   See schedule of sales charge breakpoints under "Purchases of Shares - Class A Shares."
**  For purchases of $1 million or more made on or after May 1, 1995.
*** For purchases made on or after May 1, 1995.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets after fee waivers and expense reimbursements in certain cases)

PORTFOLIO                             CLASS A   CLASS B  CLASS C
-------------------------------------------------------------------
GLOBAL GROWTH
   Management fees .................    0.900%  0.900%  0.900%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.750%  2.400%  2.400%
GROWTH
   Management fees .................    0.725%  0.725%  0.725%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.265%  0.265%  0.265%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.340%  1.990%  1.990%


GROWTH AND INCOME
   Management fees .................    0.725%  0.725%  0.725%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.265%  0.265%  0.265%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.340%  1.990%  1.990%
INTERNATIONAL GROWTH AND INCOME
   Management fees .................    0.900%  0.900%  0.900%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.500%  0.500%  0.500%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.750%  2.400%  2.400%
ASSET ALLOCATION
   Management fees .................    0.725%  0.725%  0.725%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.265%  0.265%  0.265%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.340%  1.990%  1.990%
STRATEGIC INCOME
   Management fees .................    0.750%  0.750%  0.750%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.400%  0.400%  0.400%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.500%  2.150%  2.150%
INVESTMENT QUALITY BOND
   Management fees .................    0.600%  0.600%  0.600%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.300%  0.300%  0.300%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.250%  1.900%  1.900%
U.S. GOVERNMENT SECURITIES
   Management fees .................    0.600%  0.600%  0.600%
   Rule 12b-1 fees .................    0.350%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.300%  0.300%  0.300%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    1.250%  1.990%  1.990%
NATIONAL MUNICIPAL BOND
   Management fees .................    0.600%  0.600%  0.600%
   Rule 12b-1 fees .................    0.150%  1.000%  1.000%
   Other expenses*(after fee waiver)    0.240%  0.240%  0.240%
                                        ------  ------  ------
   Total fund operating expenses*
   (after fee waiver) ..............    0.990%  1.840%  1.840%

MONEY MARKET
   Management fees .................    0.200%  0.200%  0.200%
   Rule 12b-1 fees .................    0.000%  0.000%  0.000%
   Other expenses*(after fee waiver)    0.300%  0.300%  0.300%
                                        ------  ------  ------
   Total fund operating expenses
   (after fee waiver) ..............    0.500%  0.500%  0.500%

     *Amounts listed under "Other expenses" and "Total fund operating expenses" in the table above for each class of all Portfolios (except the International Growth and Income Fund) are based on the application of expense limitations applicable during the current fiscal year. See "Advisory Arrangements" below. Amounts listed under "Other expenses" and "Total fund operating expenses" for the International Growth and Income Fund are based on estimates for current fiscal year expenses. To the extent that actual expenses are lower than the expense limitations, "Other expenses" may vary as between classes of a Portfolio as a result of certain class-specific incremental expenses being allocated to a particular class of shares.

     The amounts set forth under the caption "Shareholder Transaction Expenses" are the maximum sales charges applicable to purchases of Fund shares. Because a portion of the 12b-1 fees payable by each class of shares is considered an asset based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders in each class of each Portfolio (other than the Money

Market Fund) may pay more than the economic equivalent of the maximum front end sales charges permitted by the NASD. See "PURCHASE OF SHARES -- Class A Shares -- Reduced Sales Charges" in this Prospectus.

     The fees and expenses listed under the caption "Annual Fund Operating Expenses" are described in this Prospectus under the captions "MANAGEMENT OF THE FUND" and "PURCHASE OF SHARES -- Distribution Expenses." The Advisory Agreement and Distribution Plans operate to limit Total Fund Operating Expenses to the amounts listed in the fee table for the remainder of the current fiscal year. Such contractual expense limits shall remain in effect from year to year unless the Adviser notifies the Fund within 30 days of the end of the fiscal year that it will not continue the limits. See "MANAGEMENT OF THE FUND -- Advisory Agreement." Total Fund Operating Expenses for the year ended October 31, 1994, absent reimbursement or waiver are set forth below under "Financial Highlights."

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period, with the exception of the lines marked "Class B No redemption" in which case it is assumed that no redemption is made at the end of each time period:

PORTFOLIO                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------
GLOBAL GROWTH
       Class A Shares            $64    $100    $138    $244
       Class B Shares            $74    $115    $148    $242*
       Class B No redemption     $24    $75     $128    $242*
       Class C Shares            $34    $75     $128    $274
       Class C No redemption     $24    $75     $128    $274
GROWTH
       Class A Shares            $60    $88     $117    $201
       Class B Shares            $70    $102    $127    $199*
       Class B No redemption     $20    $62     $107    $199*
       Class C Shares            $30    $62     $107    $232
       Class C No redemption     $20    $62     $107    $232
GROWTH AND INCOME
       Class A Shares            $60    $88     $117    $201
       Class B Shares            $70    $102    $127    $199*
       Class B No redemption     $20    $62     $107    $199*
       Class C Shares            $30    $62     $107    $232
       Class C No redemption     $20    $62     $107    $232
INTERNATIONAL GROWTH AND INCOME
       Class A Shares            $64    $100
       Class B Shares            $74    $115
       Class B No redemption     $24    $75
       Class C Shares            $34    $75
       Class C No redemption     $24    $75
ASSET ALLOCATION
       Class A Shares            $60    $88     $117    $201
       Class B Shares            $70    $102    $127    $199*
       Class B No redemption     $20    $62     $107    $199*
       Class C Shares            $30    $62     $107    $232
       Class C No redemption     $20    $62     $107    $232
STRATEGIC INCOME
       Class A Shares            $62    $93     $125    $218
       Class B Shares            $64    $107    $135    $216*
       Class B No redemption     $22    $67     $115    $216*
       Class C Shares            $32    $67     $115    $249
       Class C No redemption     $22    $67     $115    $249
INVESTMENT QUALITY BOND
       Class A Shares            $60    $85     $113    $191
       Class B Shares            $69    $100    $123    $189*
       Class B No redemption     $19    $60     $103    $189*
       Class C Shares            $29    $60     $103    $222
       Class C No redemption     $19    $60     $103    $222

U.S. GOVERNMENT SECURITIES
       Class A Shares            $60    $85     $113    $191
       Class B Shares            $69    $100    $123    $189*
       Class B No redemption     $19    $60     $103    $189*
       Class C Shares            $29    $60     $103    $222
       Class C No redemption     $19    $60     $103    $222
NATIONAL MUNICIPAL BOND
       Class A Shares            $57    $78     $100    $163
       Class B Shares            $69    $98     $120    $172*
       Class B No redemption     $19    $58     $100    $172*
       Class C Shares            $29    $58     $100    $216
       Class C No redemption     $19    $58     $100    $216
MONEY MARKET
       Class A Shares            $5     $16     $28     $63
       Class B Shares            $5     $16     $28     $63
       Class C Shares            $5     $16     $28     $63

* Reflects the conversion to Class A shares six years after purchase; therefore years seven through ten reflect Class A expenses.

     The foregoing Fee Table and Example are intended to assist investors in understanding the various costs and expenses that investors in the Fund bear directly and indirectly. The example for the International Growth and Income Fund does not include 5 and 10 year figures because it is a newly formed Portfolio. ACTUAL EXPENSES FOR ALL THE PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLE AND, CONSEQUENTLY, THE ACTUAL EXPENSES INCURRED BY AN INVESTOR MAY BE GREATER (IN THE EVENT THE EXPENSE LIMITATIONS ARE REMOVED) OR LESS THAN THE AMOUNTS SHOWN IN THE EXAMPLE. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PERFORMANCE OF EACH PORTFOLIO WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.

                                  * * * * *

     The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

     Information about the performance of each Portfolio is contained in the Fund's annual report to shareholders which may be obtained without charge.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
------------------------------------------------------------------------------


                                                                              GLOBAL GROWTH FUND
                                            ----------------------------------------------------------------------------------------
                                             SIX                   SIX                    SIX
                                            MONTHS                MONTHS                 MONTHS
                                            ENDED    04/01/94*     ENDED   04/01/94*     ENDED     YEAR
                                           04/30/95     TO       04/30/95     TO       04/30/95    ENDED    YEARS ENDED OCTOBER 31,
                                         (UNAUDITED) 10/31/94  (UNAUDITED) 10/31/94  (UNAUDITED) 10/31/94 --------------------------
                                           CLASS A   CLASS A     CLASS B    CLASS B    CLASS C    CLASS C   1993     1992     1991
                                         ----------- --------  ----------- --------  ----------- -------- -------- -------- --------
Net asset value, beginning of period ..... $ 14.82   $ 14.13    $ 14.79    $ 14.13    $ 14.79    $ 13.74  $ 10.33   $ 10.76  $10.12

Income (loss) from investment operations
------------------------------------------
Net investment income (loss) (B) .........   (0.02)    (0.01)     (0.06)     (0.03)     (0.05)     (0.10)   (0.01)    (0.02)   0.25
Net realized and unrealized gains (losses)
    on securities ........................   (0.91)     0.70      (0.90)      0.69      (0.91)      1.15     3.43     (0.37)   0.63
                                           -------   -------    -------    -------    -------    -------  -------   ------- -------
         Total income (loss) from
          investment operations ..........   (0.93)     0.69      (0.96)      0.66      (0.96)      1.05     3.42     (0.39)   0.88

Less distributions
------------------------------------------
Dividends from net investment income .....    ----      ----       ----       ----       ----       ----    (0.01)     ----   (0.24)
Distributions from capital gains .........   (0.44)     ----      (0.44)      ----      (0.44)      ----     ----      ----    ----
Distributions from capital ...............    ----      ----       ----       ----       ----       ----     ----     (0.04)   ----
                                           -------   -------    -------    -------    -------    -------  -------   ------- -------

         Total distributions .............   (0.44)     ----      (0.44)      ----      (0.44)      ----    (0.01)    (0.04)  (0.24)
                                           -------   -------    -------    -------    -------    -------  -------   ------- -------

Net asset value, end of period ........... $ 13.45   $ 14.82    $ 13.39    $ 14.79    $ 13.39    $ 14.79  $ 13.74   $ 10.33 $ 10.76
                                           =======   =======    =======    =======    =======    =======  =======   ======= =======

         Total return (D) ................   (6.24%)    9.16%     (6.46%)     8.94%     (6.46%)     8.94%   33.06%    (3.57%)  8.80%

Net assets, end of period (000's) ........ $21,961   $18,152    $19,629    $13,903    $91,701   $101,443  $63,503   $14,291  $8,828
Ratio of operating expenses
 to average net assets (C) ...............    1.75%(A)  1.75%(A)   2.40%(A)   2.40%(A)   2.40%(A)   2.40%    2.40%     2.52%   1.47%
Ratio of net investment income
 (loss) to average net assets ............    0.12%(A) (0.12%)(A) (0.77%)(A) (0.77%)(A) (0.77%)(A) (0.91%)  (0.40%)   (0.27%)  1.41%
Portfolio turnover rate ..................      38%(A)    54%(A)     38%(A)     54%(A)     38%(A)     54%      57%       69%     70%

-------------------------------------------

  *  Commencement of operations


(A)  Annualized
(B) After expense waiver by adviser of less than $0.05 and $0.01 per share for the Global Growth Fund - Classes A and B respectively, for the six months ended April 30, 1995 and $0.01 and $0.01 per share for the Global Growth Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994, and $0.01, $0.01, $0.02, $0.02 and $0.05 per share for the Global Growth Fund - Class C for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992 and 1991, respectively.
(C) The ratio of operating expenses, before waiver from adviser, was 1.90% and 2.56% for the Global Growth Fund - Classes A and B respectively, for the six months April 30, 1995 and 1.97% and 2.71% for the Global Growth Fund
     - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994, and 2.50%, 2.52%, 2.72%, 2.78% and 4.37% for the Global Growth
     Fund - Class C for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992 and 1991, respectively.
(D) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       GROWTH FUND
                                                ------------------------------------------------------------
                                                 SIX MONTHS                      SIX MONTHS
                                                   ENDED          04/1/94*         ENDED           4/1/94*
                                                   04/30/95          TO           04/30/95           TO
                                                 (UNAUDITED)      10/31/94       (UNAUDITED)      10/31/94
                                                   CLASS A        CLASS A          CLASS B         CLASS B
                                                -------------   -----------     ------------    -------------
Net asset value, beginning of period ...              14.78        $ 14.59            14.77         $ 14.59

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (B) .......               0.04           0.02            (0.02)          (0.02)
Net realized and unrealized gains
on securities ..........................               0.93           0.17             0.96            0.20
                                                    -------        -------          -------         -------
       Total income from investment
        operations .....................               0.97           0.19             0.94            0.18

Less distributions
------------------
Distributions from capital gains .......              (0.79)        ------            (0.79)         ------
                                                    -------        -------          -------         -------

Net asset value, end of period .........            $ 14.96        $ 14.78          $ 14.92         $ 14.77
                                                    =======        =======          =======         =======

       Total return (D) ................               7.20%          4.82%            6.99%           4.75%

Net assets, end of period (000's) ......            $19,965        $16,326          $11,389          $5,054
Ratio of operating expenses to average
   net assets (C) ......................               1.34%(A)       1.34%(A)         1.99%(A)        1.99%(A)
Ratio of net investment income (loss) to
   average net assets ..................               0.73%(A)       0.13%(A)         0.08%(A)       (0.52%)(A)
Portfolio turnover rate ................                 38%(A)         39%(A)           38%(A)          39%(A)

----------------------------------
  *  Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of  $0.02 and $0.66 per share for the Growth Fund - Classes A and B respectively, for the six months ended April 30, 1995 and $0.06 and $0.03 per share for the Growth Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.
(C)  The ratio of operating expenses, before reimbursement and waiver by adviser, was 1.62% and 2.36% for the Growth Fund -
     Classes A and B respectively, for the six monthes ended April 30, 1995 and 1.79% and 2.82% for the Growth Fund - Classes A and
     B respectively, for the period April 1, 1994 to October 31, 1994.
(D)  Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.




NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                               GROWTH FUND - CLASS C
                                          --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                      YEARS ENDED OCTOBER 31,                       08/28/89*
                                            04/30/95     ----------------------------------------------------------        TO
                                           (UNAUDITED)      1994        1993        1992        1991        1990       10/31/89
                                          -------------  ----------  ----------  ----------  ----------  ----------  -----------
Net asset value, beginning of period .....      $ 14.77     $ 14.21     $ 12.05     $ 10.70      $ 8.22     $ 11.19      $ 12.25

Income (loss) from investment operations
------------------------------------------
Net investment income (loss) (B) .........         0.01       (0.07)       0.01       (0.01)       0.02        0.05         0.01
Net realized and unrealized gains
   (losses) on securities ................         0.93        0.74        2.15        1.37        2.54       (2.39)       (1.07)
                                                -------     -------     -------     -------     -------     -------      -------

       Total income (loss) from investment
        operations .......................         0.94        0.67        2.16        1.36        2.56       (2.34)       (1.06)

Less distributions
------------------------------------------
Dividends from net investment income .....       ------       (0.03)     ------      ------       (0.03)      (0.05)      ------
Distributions from capital gains .........        (0.79)      (0.08)     ------      ------      ------       (0.58)      ------
Distributions from capital ...............       ------      ------      ------       (0.01)      (0.05)     ------       ------
                                                -------     -------     -------     -------     -------     -------      -------

       Total distributions ...............        (0.79)      (0.11)     ------       (0.01)      (0.08)      (0.63)      ------
                                                -------     -------     -------     -------     -------     -------      -------
Net asset value, end of period ...........      $ 14.92     $ 14.77     $ 14.21     $ 12.05     $ 10.70     $  8.22      $ 11.19
                                                =======     =======     =======     =======     =======     =======      =======

       Total return ......................         6.99%       4.75%      17.93%      12.75%      31.32%     (22.16%)      (8.65%)

Net assets, end of period (000's) ........      $77,100     $71,219     $64,223     $24,291     $15,354     $19,370      $30,627
Ratio of operating expenses to average
   net assets (C) ........................         1.99%(A)    1.99%       1.99%       2.47%       2.97%       2.85%        2.57%(A)
Ratio of net investment income (loss) to
   average net assets ....................         0.08%(A)   (0.49%)      0.27%      (0.15%)      0.27%       0.43%        0.37%(A)
Portfolio turnover rate ..................           38%(A)      39%         40%         91%         37%         58%          65%(A)

-----------------------------------
  *  Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.02, $0.04, $0.02, $0.05 and $0.01 per share for the Growth Fund
     - Class C for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992 and 1991, respectively.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 2.21%, 2.29%, 2.35%, 3.00% and 3.12%
     for the Growth Fund -Class C for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992 and 1991, respectively.



NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
-------------------------------------------------------------------------------


                                                                     GROWTH AND INCOME FUND
                                     ---------------------------------------------------------------------------------------------
                                      SIX MONTHS          SIX MONTHS           SIX MONTHS
                                        ENDED    04/01/94*  ENDED     04/01/94*  ENDED      YEAR
                                       04/30/95     TO     04/30/95      TO     04/30/95    ENDED       YEARS ENDED     05/01/91*
                                     (UNAUDITED) 10/31/94 (UNAUDITED) 10/31/94 (UNAUDITED) 10/31/94     OCTOBER, 31       TO
                                       CLASS A   CLASS A   CLASS B    CLASS B   CLASS C    CLASS C     1993      1992   10/31/91
                                      --------- ---------  --------- --------- ---------- --------- --------- --------- --------
Net asset value, beginning of period ..  $13.09    $12.29    $ 13.08    $12.29    $ 13.08   $ 12.71   $ 11.21   $ 10.51   $10.00

Income from investment operations
---------------------------------------
Net investment income (B) .............    0.14      0.12       0.11      0.10       0.10      0.15      0.14      0.18     0.11
Net realized and unrealized gains
    on securities .....................    0.65      0.76       0.65      0.77       0.66      0.46      1.48      0.70     0.47
                                         ------    ------    -------    ------    -------   -------   -------   -------   ------
        Total income from investment
         operations ...................    0.79      0.88       0.76      0.87       0.76      0.61      1.62      0.88     0.58

Less distributions
---------------------------------------
Dividends from net investment income ..   (0.13)    (0.08)     (0.10)    (0.08)     (0.08)    (0.13)    (0.12)    (0.18)   (0.07)
Distributions from capital gains ......   (0.30)   ------      (0.30)   ------      (0.30)    (0.11)   ------    ------   ------
                                         ------    ------    -------    ------    -------   -------   -------   -------   ------

        Total distributions ...........   (0.43)    (0.08)     (0.40)    (0.08)     (0.38)    (0.24)    (0.12)    (0.18)   (0.07)
                                         ------    ------    -------    ------    -------   -------   -------   -------   ------

Net asset value, end of period ........  $13.45    $13.09    $ 13.44    $13.08    $ 13.46   $ 13.08   $1 2.71   $ 11.21   $10.51
                                         ======    ======    =======    ======    =======   =======   =======   =======   ======
        Total return (D) ..............    6.38%     5.06%      6.17%     4.98%      6.15%     4.85%    14.57%     8.42%    5.88%

Net assets, end of period (000's) .....  $9,438    $8,134    $10,467    $3,885    $54,104   $46,078   $37,483   $10,821   $2,090
Ratio of operating expenses to average
 net assets (C) .......................    1.34%(A)  1.34%(A)   1.99%(A)  1.99%(A)   1.99%(A)  1.99%     1.99%     1.94%    1.85%(A)
Ratio of net investment income to
 average net assets ...................    2.21%(A)  1.72%(A)   1.56%(A)  1.07%(A)   1.56%(A)  1.11%     1.12%     1.51%    2.05%(A)
Portfolio turnover rate ...............      42%(A)    45%(A)     42%(A)    45%(A)     42%(A)    45%       37%       48%     111%(A)

-----------------------------------------

  *  Commencement of operations

(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.02 and $0.03 per share for the Growth and Income Fund - Classes
     A and B respectively, for the six months ended April 30, 1995 and $0.05 and $0.12 per share for the Growth and Income Fund -
     Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.  After expense reimbursement and waiver by adviser of $0.02, $0.05, $0.06, $0.15 and $0.37 per share for the Growth and Income Fund -  Class C for the six months ended
     April 30, 1995, the years ended 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31,
     1991, respectively.
(C)  The ratio of operating expenses, before reimbursement and waiver by adviser, was 1.74% and 2.43% for the Growth and
     Income Fund - Classes A and B respectively, for the six months ended April 30, 1995, and 2.08% and 3.12% for the Growth and
     Income Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.  The ratio of operating expenses, before reimbursement and waiver by adviser, was 2.28%, 2.38%, 2.46%, 3.18% and 10.69% for the Growth and Income Fund - Class C
     for the six months ended April 30, 1995, the years ended 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991, respectively.
(D)  Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.



NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
------------------------------------------------------------------------------

                                                                INTERNATIONAL GROWTH AND INCOME FUND
                                                   ------------------------------------------------------------------
                                                        01/09/95*               01/09/95*               01/09/95*
                                                           TO                      TO                      TO
                                                        04/30/95                04/30/95                 04/30/95
                                                      (UNAUDITED)             (UNAUDITED)               (UNAUDITED)
                                                        CLASS A                 CLASS B                   CLASS C
                                                   ------------------      ------------------       -----------------
Net asset value, beginning of period ..............      $10.00                  $10.00                    $10.00

Income from investment operations:
---------------------------------------------------
    Net investment income (B) .....................        0.01                    0.01                      0.01
    Net realized and unrealized gain on investments
     and foreign currency transactions ............        0.34                    0.34                      0.34
                                                         ------                  ------                    ------

        Total income from investment
         operations ...............................        0.35                    0.35                      0.35


Net asset value, end of period ....................      $10.35                  $10.35                    $10.35
                                                         ======                  ======                    ======

        Total return ..............................        3.50%                   3.50%                     3.50%


Net assets, end of period  (000's) ................      $4,905                  $4,197                    $3,189
Ratio of  operating expenses to
 average net assets (C) ...........................        1.75%(A)                2.40%(A)                  2.40%(A)
Ratio of net investment income to
 average net assets ...............................        0.34%(A)                0.18%(A)                  0.09%(A)

Portfolio turnover rate ...........................          46%(A)                  46%(A)                    46%(A)

-----------------------------------------
  *  Commencement of operations.

(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.003, $0.002 and $0.003 per share for the International Growth and Income Fund - Classes A, B and C respectively, for the period January 9, 1995 (commencement of operations) to April 30,
     1995.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 1.85%, 2.50% and 2.54% for the
     International Growth and Income Fund, Classes A, B and C respectively, for the period January 9, 1995 (commencement of operations) to April 30, 1995.


NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
                                                           ASSET ALLOCATION FUND
                                            -------------------------------------------------------
                                             SIX  MONTHS                  SIX  MONTHS
                                               ENDED        04/1/94*         ENDED        04/1/94*
                                              04/30/95         TO           04/30/95         TO
                                             (UNAUDITED)    10/31/94      (UNAUDITED)     10/31/94
                                               CLASS A       CLASS A        CLASS B        CLASS B
                                            -------------   ----------   -------------   ----------
Net asset value, beginning of period ....       $11.13        $11.06        $11.12        $11.06

Income (loss) from investment operations
-----------------------------------------
Net investment income (B) ...............         0.21          0.17          0.18          0.12
Net realized and unrealized gains
   (losses) on securities ...............         0.52         (0.10)         0.53         (0.06)
                                                ------        ------        ------        ------

       Total income from investment
        operations ......................         0.73          0.07          0.71          0.06

Less distributions
------------------
Dividends from net investment income ....        (0.31)         ----         (0.28)         ----
Distributions from capital gains ........        (0.52)         ----         (0.52)         ----
                                                ------        ------        ------        ------

       Total distributions ..............        (0.83)         ----         (0.80)         ----
                                                ------        ------        ------        ------

Net asset value, end of period ..........       $11.03        $11.13        $11.03        $11.12
                                                ======        ======        ======        ======

       Total return (D) .................         7.32%         0.76%         7.09%         0.67%

Net assets, end of period (000's) .......      $ 8,510       $ 7,830       $ 7,582       $ 4,760
Ratio of operating expenses to average
   net assets (C) .......................         1.34%(A)      1.34%(A)      1.99%(A)      1.99%(A)
Ratio of net investment income to average
   net assets ...........................         3.55%(A)      2.72%(A)      2.90%(A)      2.07%(A)
Portfolio turnover rate .................          213%(A)       246%(A)       213%(A)       246%(A)

------------------------------

  *  Commencement of operations

(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.02 and $0.03 for the Asset Allocation Fund -
     Classes A and B respectively, for the six months ended April 30, 1995 and $0.03 and $0.04 for the Asset
     Allocation Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 1.73% and 2.48% for the
     Asset Allocation Fund - Classes A and B respectively, for the six months ended April 30, 1995 and 1.86%
     and 2.73% for the Asset Allocation Fund - Classes A and B respectively, for the period  April 1, 1994 to
     October 31, 1994.
(D)  Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------
                                                               ASSET ALLOCATION FUND - CLASS C  (D)
                                           -----------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                  YEARS ENDED OCTOBER 31,                  08/28/89
                                             04/30/95      ------------------------------------------------     * TO
                                            (UNAUDITED)      1994      1993      1992      1991      1990      10/31/89
                                           -------------   --------  --------  --------  --------  --------   ----------
Net asset value, beginning of period ...      $ 11.12      $ 11.52   $ 10.20   $  9.76   $  8.12   $  9.84     $ 10.17
Income (loss) from investment operations
----------------------------------------
Net investment income (B) ..............         0.16         0.22      0.21      0.20      0.27      0.32        0.05
Net realized and unrealized gains
   (losses) on securities ..............         0.55        (0.15)     1.30      0.87      1.70     (1.66)      (0.38)
                                              -------      -------   -------   -------   -------   -------     -------
       Total income (loss) from
        investment operations ..........         0.71         0.07      1.51      1.07      1.97     (1.34)      (0.33)

Less distributions
------------------
Dividends from net investment income ...        (0.24)       (0.18)    (0.09)    (0.19)    (0.33)    (0.26)       ----
Distributions from capital gains .......        (0.52)       (0.29)    (0.10)    (0.44)     ----      ----        ----
Distributions from capital .............         ----         ----      ----      ----      ----     (0.12)       ----
                                              -------      -------   -------   -------   -------   -------     -------

       Total distributions .............        (0.76)       (0.47)    (0.19)    (0.63)    (0.33)    (0.38)       ----
                                              -------      -------   -------   -------   -------   -------     -------
Net asset value, end of period .........      $ 11.07      $ 11.12   $ 11.52   $ 10.20   $  9.76   $  8.12     $  9.84
                                              =======      =======   =======   =======   =======   =======     =======
       Total return ....................         7.06%        0.67%    15.02%    11.25%    24.53%   (13.97%)     (3.24%)

Net assets, end of period (000's) ......      $81,824      $86,902   $96,105   $48,160   $30,724   $34,713     $43,915
Ratio of operating expenses to
 average net assets (C) ................         1.99%(A)     1.99%     1.99%     2.40%     2.88%     2.63%       2.13%(A)
Ratio of net investment income to
 average net assets ....................         2.90%(A)     1.93%     1.96%     1.93%     2.77%     3.34%       3.09%(A)
Portfolio turnover rate ................          213%(A)      246%      196%      171%       84%       73%         84%(A)

-------------------------------

*    Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.01, $0.04, $0.03 and $0.04 for the Asset Allocation Fund -
     Class C for the six months ended April 30, 1995 and the years ended 1994, 1993 and 1992, respectively.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 2.24%, 2.22%, 2.28% and 2.89%
     for the Asset Allocation Fund - Class C for the six months ended April 30, 1995 and the years ended 1994, 1993 and
     1992, respectively.
(D)  On July 10, 1992, the Aggressive Fund and Conservative Fund portfolios of the old Asset Allocation Funds were liquidated and shares were exchanged for shares of the new Asset Allocation Fund.  The new Asset Allocation Fund
     is comprised of the Moderate Fund portfolio of the old Asset Allocation Fund (the accounting "survivor") and the assets of the former Aggressive and Conservative portfolios of the old Asset Allocation Funds.  For purposes of presenting financial highlights - selected per share data and ratios, only the historical results of the old
     Moderate Fund have been presented since it is considered the accounting survivor of the merger because the investment objective of the new Asset Allocation Fund is substantially the same as that of the old Moderate Fund.
     At the date of the merger, 3,567,198 shares of the old Moderate Fund with a per share value of $8.11 were decreased to 2,891,572 shares with a per share value of $10.00, similar to a reverse stock split, and re-named as shares of the new Asset Allocation Fund.  The historical per share data presented above has been adjusted as though a reverse stock split had occurred at the beginning of the earliest period presented which results in fewer shares outstanding at a correspondingly higher net asset value per share.



NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   STRATEGIC INCOME FUND
                                                       -------------------------------------------------------------------------
                                                        SIX MONTHS               SIX MONTHS                SIX MONTHS
                                                          ENDED      11/01/93*     ENDED       04/01/94*     ENDED     04/01/94*
                                                         04/30/95       TO        04/30/95       TO         04/30/95       TO
                                                       (UNAUDITED)   10/31/94   (UNAUDITED)    10/31/94   (UNAUDITED)  10/31/94
                                                         CLASS A     CLASS A      CLASS B       CLASS B     CLASS C     CLASS C
                                                       -----------   --------   -----------    --------   -----------  ---------
Net asset value, beginning of period ................    $  8.90     $ 10.00      $  8.90       $  9.31     $  8.90     $  9.31

Income (loss) from investment operations
----------------------------------------
Net investment income (B) ...........................       0.41        0.65         0.40          0.38        0.39        0.38
Net realized and unrealized losses
    on securities ...................................      (0.17)      (1.10)       (0.18)        (0.41)      (0.17)      (0.41)
                                                         -------     -------      -------       -------     -------     -------

         Total loss from investment operations ......       0.24       (0.45)        0.22         (0.03)       0.22       (0.03)

Less distributions
------------------
Dividends from net investment income ................      (0.41)      (0.65)       (0.39)        (0.38)      (0.39)      (0.38)
                                                         -------     -------      -------       -------     -------     -------

Net asset value , end of period .....................    $  8.73     $  8.90      $  8.73       $  8.90     $  8.73     $  8.90
                                                         =======     =======      =======       =======     =======     =======

         Total return (D) ...........................       2.89%      (3.79%)       2.57%        (4.18%)      2.57%      (4.20%)

Net assets, end of period (000's) ...................    $ 9,624     $15,507      $14,183       $ 5,440     $11,184     $ 8,439
Ratio of operating expenses to average net assets (C)       0.74%(A)    0.41%        1.39%(A)      1.00%(A)    1.39%(A)    1.00%(A)
Ratio of net investment income to average net assets        9.35%(A)    8.26%        8.88%(A)      8.59%(A)    7.61%(A)    8.59%(A)
Portfolio turnover rate .............................        107%(A)     136%         107%(A)       136%(A)     107%(A)     136%(A)

------------------------------

*    Commencement of operations


(A)  Annualized
(B)  After expense reimbursement of $0.02 and $0.04 per share for the Strategic Income Fund - Class A for the six months ended
     April 30, 1995 and the year ended 1994,  and $0.02 and $0.02 for the Strategic Income Fund - Classes B and C respectively, for the six months ended April 30, 1995 and $0.05 and $0.04 for the Strategic Income Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C)  The ratio of operating expenses, before waiver from adviser, was 1.07% and 0.96% for the Strategic Income Fund - Class A
     for the six months ended April 30, 1995 and the year ended 1994.  The ratio of operating expenses, before waiver from adviser, was 2.00% and 1.89% for the Strategic Income Fund - Classes B and C respectively, for the six months ended
     April 30, 1995 and 2.04% and 1.96% for the Strategic Income Fund - Classes B and C respectively, for the period
     April 1, 1994 to October 31, 1994.
(D)  Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                       INVESTMENT QUALITY BOND FUND
                                        -------------------------------------------------------------------------------------------
                                         SIX MONTHS           SIX MONTHS              SIX MONTHS
                                            ENDED      YEAR      ENDED     04/01/94*    ENDED     04/01/94*  YEARS ENDED  05/01/91*
                                          04/30/95    ENDED     04/30/95      TO       04/30/95      TO      OCTOBER, 31     TO
                                        (UNAUDITED) 10/31/94  (UNAUDITED)  10/31/94  (UNAUDITED)  10/31/94   -----------
                                          CLASS A    CLASS A    CLASS B     CLASS B    CLASS C     CLASS C    1993  1992  10/31/91
                                        ----------- --------  -----------  --------  -----------  --------  -------------- --------

Net asset value, beginning of period ... $  9.74    $ 11.16   $ 9.74      $10.21    $ 9.74       $10.21    $ 10.56 $10.26  $10.00

Income (loss) from investment operations
----------------------------------------
Net investment income (B) ..............    0.34       0.60     0.32        0.33      0.31         0.33       0.66   0.82    0.40
Net realized and unrealized gains
    (losses) on securities .............    0.32      (1.37)    0.31       (0.51)     0.32        (0.51)      0.64   0.27    0.30
                                         -------    -------   ------      ------    ------       ------    ------- ------  ------
         Total income (loss) from
          investment operations ........    0.66      (0.77)    0.63       (0.18)     0.63        (0.18)      1.30   1.09    0.70

Less distributions
------------------
Dividends from net investment income ...   (0.34)     (0.56)   (0.31)      (0.29)    (0.31)       (0.29)     (0.64) (0.79)  (0.40)
Distributions from capital gains .......    ----      (0.09)    ----        ----      ----         ----      (0.06)  ----    ----
Distributions from capital .............    ----       ----     ----        ----      ----         ----       ----   ----   (0.04)
                                         -------    -------   ------      ------    ------       ------    ------- ------  ------

         Total distributions ...........   (0.34)     (0.65)   (0.31)      (0.29)    (0.31)       (0.29)     (0.70) (0.79)  (0.44)
                                         -------    -------   ------      ------    ------       ------    ------- ------  ------

Net asset value, end of period ......... $ 10.06    $  9.74   $10.06      $ 9.74    $10.06       $ 9.74    $ 11.16 $10.56  $10.26
                                         =======    =======   ======      ======    ======       ======    ======= ======  ======

         Total return (D) ..............    6.93%     (7.08%)   6.61%      (7.34%)    6.61%       (7.34%)    12.66% 11.00%   7.21%

Net assets, end of period (000's) ...... $10,742    $11,150   $2,011      $  489    $4,083       $2,406    $14,674 $6,773  $2,713
Ratio of operating expenses to average
 net assets (C) ........................    1.25%(A)   1.25%    1.90%(A)    1.90%(A)  1.90%(A)     1.90%(A)   0.98%  0.00%  0.00%(A)
Ratio of net investment income to
 average net assets ....................    6.99%(A)   5.86%    6.34%(A)    5.70%(A)  6.34%(A)     5.70%(A)   5.82%  7.76%  7.08%(A)
Portfolio turnover rate ................     148%(A)    186%     148%(A)     186%(A)   148%(A)      186%(A)     41%    44%    39%(A)

------------------------------------------

*    Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.03, $0.06, $0.07, $0.27 and $0.19 per share for the Investment
     Quality Bond Fund - Class A for the  six months ended April 30, 1995, the years ended 1994, 1993 and 1992 and the period
     May 1, 1991 (commencement of operations) to October 31, 1991, respectively.  After expense reimbursement and waiver by adviser of $0.07 and $0.04 per share for the Investment Quality Bond Fund - Classes B and C respectively, for the six months ended April 30, 1995 and $0.19 and $0.07 per share for the Investment Quality Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 1.81%, 1.74%, 1.57%, 2.56% and
     3.37% for the Investment Quality Bond Fund - Class A for the six months ended April 30, 1995, the years ended 1994,
     1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991, respectively.  The ratio of operating expenses, before reimbursement and waiver by adviser, was 3.28% and 2.67% for the Investment Quality Bond
     Fund - Classes B and C respectively, for the six months ended April 30, 1995 and 4.88% and 3.05% for the Investment
     Quality Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(D)  Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
-------------------------------------------------------------------------------------------------------------------------
                                                           U.S. GOVERNMEND SECURITIES FUND - CLASS A
                                           ------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                  YEARS ENDED OCTOBER 31,                   08/28/89
                                             04/30/95      ------------------------------------------------     * TO
                                            (UNAUDITED)      1994        1993      1992      1991      1990     10/31/89
                                           -------------   --------   ---------  --------  --------  --------   ---------
Net asset value, beginning of period .....    $  9.45      $  10.35   $  10.04   $   9.89   $  9.47   $  9.74    $  9.73

Income (loss) from investment operations
----------------------------------------
Net investment income (B) ................       0.33          0.53       0.51       0.74      0.84      0.75       0.15
Net realized and unrealized gains (losses)
   on securities .........................       0.22         (0.74)      0.34       0.13      0.42     (0.20)      0.01
                                              -------      --------   --------   --------   -------   -------    -------

       Total income (loss) from
         investment operations ...........       0.55         (0.21)      0.85       0.87      1.26      0.55       0.16

Less distributions
------------------
Dividends from net investment income .....      (0.34)        (0.50)     (0.50)     (0.72)    (0.84)    (0.75)     (0.15)
Distributions from capital gains .........       ----         (0.19)     (0.04)      ----      ----      ----       ----
Distributions from capital ...............       ----          ----       ----       ----      ----     (0.07)      ----
                                              -------      --------   --------   --------   -------   -------    -------

       Total distributions ...............      (0.34)        (0.69)     (0.54)     (0.72)    (0.84)    (0.82)     (0.15)
                                              -------      --------   --------   --------   -------   -------    -------

Net asset value, end of period ...........    $  9.66      $   9.45   $  10.35   $  10.04   $  9.89   $  9.47    $  9.74
                                              =======      ========   ========   ========   =======   =======    =======

       Total return ......................       5.89%        (2.13%)     8.64%      9.15%    13.86%     5.90%      1.66%

Net assets, end of period (000's) ........    $85,100      $100,622   $163,296   $118,543   $45,662   $43,299    $56,069
Ratio of operating expenses to average
   net assets (C) ........................       1.25%(A)      1.25%      1.07%      0.24%     0.68%     2.28%      2.18%(A)
Ratio of net investment income to average
   net assets ............................       7.19%(A)      5.39%      4.97%       7.21%    8.65%     7.89%      8.54%(A)
Portfolio turnover rate ..................        444%(A)       279%       208%        108%     195%       71%        93%(A)

------------------------------

*    Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.01, $0.02, $0.04, $0.19, $0.18 and $0.03 per share for the
     U.S. Government Securities Fund-Class A for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992,
     1991 and 1990, respectively.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 1.49%, 1.47%, 1.42%, 2.13%, 2.61%
     and 2.57% for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992, 1991 and 1990, respectively.


NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
                                                           U.S. GOVERNMENT SECURITIES FUND
                                               -------------------------------------------------------
                                                SIX  MONTHS                  SIX  MONTHS
                                                  ENDED        04/1/94*         ENDED        04/1/94*
                                                 04/30/95         TO           04/30/95         TO
                                                (UNAUDITED)    10/31/94      (UNAUDITED)     10/31/94
                                                  CLASS B       CLASS B        CLASS C        CLASS C
                                               -------------   ----------   -------------   ----------
Net asset value, beginning of period .......       $ 9.45        $ 9.77        $  9.45        $  9.77

Income (loss) from investment operations
-----------------------------------------
Net investment income (B) ..................         0.33          0.29           0.32           0.26
Net realized and unrealized losses
   on securities ...........................         0.18         (0.35)          0.19          (0.32)
                                                   ------        ------        -------        -------

       Total loss from investment
        operations .........................         0.51         (0.06)          0.51          (0.06)

Less distributions
------------------
Dividends from net investment income .......        (0.30)        (0.26)         (0.30)         (0.26)
                                                   ------        ------        -------        -------

       Total distributions .................        (0.30)        (0.26)         (0.30)         (0.26)
                                                   ------        ------        -------        -------

Net asset value, end of period .............       $ 9.66        $ 9.45        $  9.66        $  9.45
                                                   ======        ======        =======        =======

       Total return (D) ....................         5.55%        (2.44%)         5.55%         (2.44%)

Net assets, end of period (000's) ..........       $6,433        $2,746        $17,538        $10,766
Ratio of operating expenses to average
   net assets (C) ..........................         1.90%(A)      1.90%(A)       1.90%(A)       1.90%(A)
Ratio of net investment income to average
   net assets ..............................         6.54%(A)      5.06%(A)       6.54%(A)       5.06%(A)
Portfolio turnover rate ....................          444%(A)       279%(A)        444%(A)        279%(A)

-----------------------------

*    Commencement of operations

(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.04 and $0.02 per share for the U.S. Government
     Securities Fund - Classes B and C respectively, for the six months ended April 30, 1995 and $0.08 and $0.03 per share for the U.S. Government Securities Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 2.63% and 2.26% for the
     U.S. Government Securities Fund - Classes B and C respectively, for the six months ended April 30, 1995 and
     3.40% and 2.44% for the U.S. Government Securities  Fund - Classes B and C respectively, for the period
     April 1, 1994 to October 31, 1994.
(D)  Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.



NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
-------------------------------------------------------------------------------

                                                                        NATIONAL MUNICIPAL BOND FUND
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS            SIX  MONTHS            SIX MONTHS
                                                      ENDED        YEAR      ENDED      YEAR        ENDED   04/01/94*
                                                     04/30/95     ENDED     04/30/95     TO       04/30/95     TO       07/6/93*
                                                    (UNAUDITED)  10/31/94 (UNAUDITED) 10/31/94  (UNAUDITED) 10/31/94       TO
                                                      CLASS A    CLASS A    CLASS B    CLASS B    CLASS C    CLASS C    10/31/93
                                                    ---------- ---------- ---------- ---------- ---------- ----------  ----------
Net asset value, beginning of period ............     $ 8.82      $10.25     $ 8.81     $ 9.30     $ 8.81     $ 9.30      $10.00
                                                      ------      ------     ------     ------     ------     ------      ------

Income (loss) from investment operations
----------------------------------------
Net investment income (B) .......................       0.26        0.51       0.23       0.25       0.23       0.25        0.17
Net realized and unrealized gains (losses)
    on securities ...............................       0.43       (1.43)      0.44      (0.49)      0.44      (0.49)       0.24
                                                      ------      ------     ------     ------     ------     ------      ------

         Total income (loss) from investment
           operations ...........................       0.69       (0.92)      0.67      (0.24)      0.67      (0.24)       0.41

Less distributions
-------------------------------------------------
Dividends from net investment income ............      (0.26)      (0.51)     (0.23)     (0.25)     (0.23)     (0.25)      (0.16)
                                                       -----      ------     ------     ------     ------     ------      ------

Net asset value, end of period ..................     $ 9.25      $ 8.82     $ 9.25     $ 8.81     $ 9.25     $ 8.81      $10.25
                                                      ======      ======     ======     ======     ======     ======      ======

         Total return (D) .......................       7.99%      (9.24%)     7.66%     (9.71%)     7.66%     (9.71%)      4.17%

Net assets, end of period (000's) ...............     $7,799      $7,663     $4,549     $2,036     $3,286     $1,911      $9,131
Ratio of operating expenses to average net assets (C)   0.74%(A)    0.57%      1.59%(A)   1.24%(A)   1.59%(A)   1.24%(A)    0.23%(A)
Ratio of net investment income to average net assets    5.94%(A)    5.28%      5.09%(A)   4.62%(A)   5.09%(A)   4.62%(A)    4.86%(A)
Portfolio turnover rate .........................         31%(A)       6%        31%(A)      6%        31%(A)      6%        150%(A)

-------------------------------
  *  Commencement of operations

(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.02, $0.07 and $0.03 per share for the National Municipal Bond
     Fund - Class A for the six months ended April 30, 1995, the year ended 1994 and the period July 6, 1993 (commencement of operations) October 31, 1993, respectively.  After expense reimbursement and waiver by adviser of $0.04 and $0.04 per share for the National Municipal Bond Fund - Classes B and C respectively, for the six months ended April 30, 1995 and $0.09 and $0.09 per share for the National Municipal Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31,
     1994.
(C)  The ratio of operating expenses, before reimbursement and waiver by adviser, was 1.29%, 1.26% and 1.10% for the
     National Municipal Bond Fund - Class A for the six months ended April 30, 1995, the year ended 1994 and the period July 6, 1993
     (commencement of operations) to October 31, 1993, respectively.  The ratio of operating expenses, before reimbursement and waiver by adviser, was 2.44% and 2.46% for the National Municipal Bond Fund - Classes B and C respectively, for the six months ended April 30, 1995 and 2.81% and 2.78% for the National Municipal Bond Fund - Classes B and C respectively, for the period
     April 1, 1994 to October 31, 1994.
(D)  Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                               MONEY MARKET FUND - CLASS A
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                                                             08/28/89*
                                            04/30/95                 YEARS ENDED OCTOBER 31,                       TO
                                                         -----------------------------------------------------
                                           (UNAUDITED)      1994      1993       1992        1991       1990    10/31/89
                                           -----------   ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ..       $ 1.00       $ 1.00    $  1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00

Income from investment operations
---------------------------------
Net investment income (B) .............         0.03         0.03       0.03       0.04       0.06       0.06       0.01
                                              ------       ------     -------     ------     ------     ------     ------
Less distributions
------------------
Dividends from net investment income ..        (0.03)       (0.03)     (0.03)     (0.04)     (0.06)     (0.06)     (0.01)
                                              ------       ------     -------     ------     ------     ------     ------

Net asset value, end of period ........       $ 1.00       $ 1.00    $  1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                              ======       ======    =======     ======     ======     ======     ======
       Total return ...................         2.73%        3.48%      2.80%      3.69%      6.22%      5.76%      0.53%

Net assets, end of period (000's) .....       $6,566       $8,499    $18,109     $2,244     $3,421     $4,526     $7,781
Ratio of operating expenses to average
 net assets (C) .......................         0.50%(A)     0.50%      0.50%      0.50%      1.00%      2.45%      1.96%(A)
Ratio of net investment income to
 average net assets ...................         5.44%(A)     3.40%      2.75%      3.77%      6.01%      5.52%      6.59%(A)

----------------------------------
  *  Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of  $0.002, $0.0044, $0.0084, $0.0211, $0.0270 and $0.0002 per share for the Money Market Fund- Class A for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992, 1991 and 1990, respectively.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 0.99%, 0.95%, 1.32%, 2.71%, 2.68%
     and 2.47% for the Money Market Fund - Class A for the six months ended April 30, 1995 and the years ended 1994, 1993, 1992,
     1991 and 1990, respectively.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS AS FOLLOWS:
-------------------------------------------------------------------------------


                                                                    MONEY MARKET FUND
                                                ---------------------------------------------------------
                                                 SIX MONTHS                     SIX MONTHS
                                                  ENDED         04/1/94*         ENDED          04/1/94*
                                                 04/30/95          TO           04/30/95           TO
                                                (UNAUDITED)     10/31/94       (UNAUDITED)      10/31/94
                                                 CLASS B         CLASS B        CLASS C          CLASS C
                                                -----------     ---------      -----------      ---------
Net asset value, beginning of period ....          $ 1.00          $1.00         $  1.00         $  1.00

Income from investment operations
---------------------------------
Net investment income (B) ...............            0.03           0.02            0.03            0.02
                                                   ------          -----         -------         -------
Less distributions
------------------
Dividends from net investment income ....           (0.03)         (0.02)          (0.03)          (0.02)

Net asset value, end of period ..........           $1.00          $1.00           $1.00           $1.00

                                                   ======          ======        =======         =========

       Total return (D) .................            2.73%          3.48%           2.73%           3.48%

Net assets, end of period (000's) .......          $2,569           $312         $12,246         $12,170
Ratio of operating expenses to average
   net assets (C) .......................            0.50%(A)       0.50%(A)        0.50%(A)        0.50%(A)
Ratio of net investment income to average
   net assets ...........................            5.44%(A)       3.96%(A)        5.44%(A)        3.96%(A)


------------------------------------
  *  Commencement of operations


(A)  Annualized
(B)  After expense reimbursement and waiver by adviser of $0.006 and $0.002 per share for the Money Market Fund -
     Classes B and C respectively, for the six months ended April 30, 1995 and $0.0228 and $0.0037 per share for the Money Market Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C)  The ratio of operating expenses, before reimbursement and waiver from adviser, was 1.70% and 0.96% for the
     Money Market Fund - Classes B and C respectively, for the six months ended April 30, 1995 and 4.83% and 1.18%
     for the Money Market Fund - Classes  B and C respectively, for the period April 1, 1994 to October 31, 1994.
(D)  Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


                            MULTIPLE PRICING SYSTEM

     The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

     CLASS A SHARES. Purchases of Class A shares of less than $1million are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Money Market Fund, which are offered without such a charge). Purchases of Class A shares of $1 million or more made on or after May 1, 1995 are offered for sale at net asset value without a front end sales charge but subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. See "MULTIPLE PRICING SYSTEM-Contingent Deferred Sales Charge." In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund, which bear no such fees, and Class A shares of the National Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee). Certain purchases of Class A shares qualify for reduced front end sales charges. See "PURCHASE OF SHARES -- Class A Shares -- Reduced Sales Charges" and "-- Distribution Expenses."

     CLASS B SHARES.  Class B shares are offered for sale for purchases of
$250,000 or less.   Class B shares are offered for sale at net asset value
without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. See "MULTIPLE
PRICING SYSTEM- Contingent Deferred Sales Charge."   In addition, Class B
shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund, which bear no such fees). The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See "PURCHASE OF SHARES -- Class B Shares" and "-- Distribution Expenses." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "MULTIPLE PRICING SYSTEM -- Conversion Feature."

     CLASS C SHARES. Class C shares are offered for purchases of less than $1 million, at net asset value without a front end sales charge. Class C shares purchased on or after May 1, 1995 are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Shares purchased prior to May 1, 1995 are not subject to any CDSC upon redemption. See "MULTIPLE CLASS PRICING SYSTEM-Contingent Deferred Sales Charge." Class C shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class C shares of the Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See "PURCHASE OF SHARES --
Class C Shares" and "--Distribution Expenses."   Class C shares will
automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "MULTIPLE PRICING SYSTEM -- Conversion Feature."

     CONTINGENT DEFERRED SALES CHARGE. Purchases of $1 million or more of Class A shares made on or after May 1, 1995 are subject to a CDSC of 1% if redeemed within one year of purchase; purchases of Class B shares are subject to a CDSC of 5% during the first and second year after purchase declining by 1% each year thereafter to 0% after the sixth year; and Class C shares purchased on or after May 1, 1995 are subject to a CDSC of 1% if redeemed within one year of purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The CDSC is not applicable with respect to redemption of shares of the Money Market Fund which were initially purchased as such and which were never exchanged for shares of the same class of another Portfolio. However, in the case of shares of the Money Market Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund which are subsequently exchanged for shares of the same class of other Portfolios will be subject to any applicable CDSC due at redemption. See "SHAREHOLDER SERVICES -- Exchange Privilege."

     CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge.
The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Fund's distributor, NASL Financial Services, Inc. (in such capacity, the "Distributor"), to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. Accordingly, Class B and Class C shares of the Money Market Fund do not convert to Class A shares of the Money Market Fund at any time, as shares of all classes of the Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Portfolio. For example, if Class B shares of a Portfolio other than the Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Portfolio other than the Money Market Fund, the one year of ownership in the Money Market Fund does not count in the determination of the time of conversion to Class A shares.

     For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares and the conversion of Class C shares to Class A shares are both subject to the continuing availability of a ruling of the Internal Revenue Service that payment of different dividends on Class A shares and Class B shares, and on Class A shares and Class C shares, does not result in the Portfolios' dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to higher distribution and service fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

     FACTORS FOR CONSIDERATION. The Fund's Multiple Pricing System is designed to provide investors with the option of choosing the class of shares which is best suited to their individual circumstances and objectives. The different sales charges, distribution and service fees and conversion features applicable to each class, as outlined above, should all be taken into consideration by investors in making the determination of which alternative is best suited for them. To assist investors in evaluating the costs and benefits of purchasing shares of each class, the information provided above under the caption "Fee Table and Example" sets forth the charges applicable to each class of shares and illustrates an example of a hypothetical investment in each class of shares of each Portfolio.

     There are several key distinctions among the classes of shares that investors should understand and evaluate in comparing the options presented by the Multiple Pricing System. Class A shares are subject to lower distribution and service fees than are Class B and Class C shares, and, accordingly, pay correspondingly higher dividends per share. However, because for purchases of less than $1 million of Class A shares a front end sales charge is deducted at the time of purchase, investors purchasing Class A shares do not have all of their funds invested initially and, therefore, initially own fewer shares than they would own if they had invested the identical sum in Class B shares or Class C shares instead. In addition, Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a CDSC for a shorter period of time (one year as opposed to six years) than Class B shares. However, Class B shares convert to Class A shares, and lower ongoing distribution and service fees, in a shorter time frame than do Class C shares.

     In light of these distinctions among the classes of shares, investors should weigh such factors as (i) whether they qualify for a reduced front end sales load for a purchase of Class A shares; (ii) whether, at the time of purchase, they anticipate being subject to a CDSC upon redemption if they purchase Class A shares (purchases of $1 million or more), Class B shares or Class C shares; (iii) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class which are attributable to (a) the front end sales charge (for purchases of less than $1 million) and any applicable CDSC (for purchases of $1 million or more) and accumulated distribution and service fees payable with respect to Class A shares and (b) the accumulated distribution and service fees (and any applicable CDSC) payable with respect to Class B shares or Class C shares prior to their conversion to Class A shares; and (iv) to what extent the differential referred to above might be offset by the higher yield of Class A shares. Investors should also weigh these considerations against the fact that the higher continued distribution and service fees associated with Class B shares and Class C shares will be offset to the extent any return is realized on the additional funds initially invested and that there can be no assurance as to the return, if any, which will be realized on such additional funds. Class A shares are, in general, the most beneficial for the investor who qualifies for reduced front end sales charges, as described herein under "PURCHASE OF SHARES -- Class A Shares." For this reason, Class B shares are not offered for purchases in excess of $250,000 and Class C shares are not offered for purchases of $1 million or more. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

     The distribution and shareholder service expenses incurred by the Distributor in connection with the sale of shares will be paid, in the case of Class A shares (purchases of less than $1 million), from the proceeds of front end sales charges and ongoing distribution and service fees and in the case of Class A shares (purchases of $1 million or more), Class B shares and Class C shares, from the proceeds of CDSCs and ongoing distribution and service fees. Sales personnel of broker-dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one
                                       22
class of shares over another.  INVESTORS SHOULD UNDERSTAND THAT FRONT
END SALES CHARGES, CDSCS AND ONGOING DISTRIBUTION AND SERVICE FEES ARE ALL INTENDED TO COMPENSATE THE DISTRIBUTOR FOR DISTRIBUTION SERVICES. See "PURCHASE OF SHARES -- Distribution Expenses."

     Dividends paid by the Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. See "GENERAL INFORMATION -- Dividends and Distributions." Shares of the Fund may be exchanged for shares of the same class of any other Portfolio, but not for shares of other classes of any Portfolio. See "SHAREHOLDER SERVICES -- Exchange Privilege."

     The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

                             INVESTMENT PORTFOLIOS

     Each Portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

     The investment objective of each Portfolio represent fundamental policies of each such Portfolio and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for certain investment restrictions, the policies by which a Portfolio seeks to achieve its investment objectives may be changed by the Trustees of the Fund without the approval of the shareholders.

     The following is a description of the investment objective and policies of each Portfolio. More complete descriptions of the money market instruments in which each Portfolio may invest and of the options, futures and currency transactions that certain Portfolios may engage in are set forth in the Statement of Additional Information. With regard to fixed income securities there is an inverse relationship between changes in the direction of interest rates and the market value of the securities. A more complete description of the debt security ratings used by the Fund assigned by Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Group ("Standard & Poor's" or "S&P") or Fitch Investors Service, Inc. ("Fitch") is included in Appendix I to this Prospectus.

GLOBAL GROWTH FUND

     The investment objective of the Global Growth Fund is long term capital appreciation. Oechsle International manages the Global Growth Fund and will pursue this objective by investing the assets of the Global Growth Fund primarily in a global portfolio of equity securities and securities convertible into or exercisable for equity securities.

     Under normal circumstances, at least 80% of the assets of the Global Growth Fund will be invested in a global portfolio of equity securities and securities convertible into or exercisable for equity securities. There is no limitation on the percentage of the Global Growth Fund's assets that may be invested in any one country, although the Global Growth Fund will maintain an exposure to the equity markets in at least three countries under normal circumstances (one of which may be the United States). When Oechsle International sees selected opportunities for long-term capital appreciation in the fixed-income markets, up to 20% of the assets of the Global Growth Fund may be invested in fixed-income securities. Such opportunities may include situations where there is expected to be a substantial decline in interest rates in a particular country or when a substantial strengthening of a country's currency relative to the U.S. dollar is anticipated, but the equity markets in such country appear unattractive. The Portfolio may also, under normal circumstances, maintain a reserve of cash equivalents pending the selection of appropriate investments and to meet redemption requests. Cash reserves are generally held in short-term U.S. Government instruments, although non-U.S. Government securities may be held for this purpose from time to time.

     When Oechsle International foresees unusual market risks, the Global Growth Fund may temporarily take a defensive position to attempt to preserve the value of the Portfolio's assets and to reduce portfolio volatility by investing substantially all of such assets in fixed-income securities or cash and cash equivalents. Similarly, if Oechsle International foresees unusual market risks in the international markets, the Global Growth Fund may take a temporary defensive position by investing substantially all of its assets in U.S. securities. In either case, during periods when the Global Growth Fund adopts a defensive position, it may not achieve its objective of long-term capital appreciation.

     Oechsle International seeks to achieve the Global Growth Fund's investment objective of long-term capital appreciation by selecting equity investments based on a two-pronged approach of (i) choosing a limited group of countries with strong and stable national financial markets with total market capitalization in excess of $5 billion, and (ii) identifying a select group of companies in such countries with attractive investment potential and market capitalization of $200 million or more. The following is a brief description of the Oechsle International two-pronged investment approach.

     COUNTRY SELECTION. The Global Growth Fund will seek long-term capital appreciation by emphasizing markets identified as attractive. While the Global Growth Fund is permitted to concentrate its investments in as few as three countries, it is Oechsle International's intention under normal circumstances to attempt to reduce overall portfolio risk through diversification of investments across a limited group of national markets. Diversification provides a prudent method of reducing risk. Opportunities for global investing have broadened in recent years. For example, in 1980 the U.S. stock market capitalization represented approximately 70% of the total world stock market capitalization and by 1990 such share had fallen to approximately 30%.

     Investments generally will be limited to companies in countries where total market capitalization exceeds $5 billion. The Global Growth Fund's focus will normally be on the largest, most liquid international equity markets including, but not limited to, the United States, Japan, the United Kingdom, the Federal Republic of Germany, Canada, France and Italy.

     SECURITY SELECTION. Investments will generally be made in companies with market capitalizations of at least $200 million. Oechsle International focuses its research effort on exchange listed U.S. companies and a universe of approximately 1,000 non-U.S. companies, most of which are included in either the Morgan Stanley Capital International Europe, Australia and Far East Index or other major international indices. The Global Growth Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain.

     As stated above, the Global Growth Fund may invest up to 20% of its assets in fixed-income securities to attempt to take advantage of selected opportunities in the debt markets for long-term capital appreciation. The types of fixed-income securities in which the Global Growth Fund may invest are: (i) debt obligations issued or guaranteed by the U.S. Government or one of its agencies or political subdivisions; (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations (e.g., the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank) that are assigned within the four highest bond ratings by Moody's or Standard & Poor's or, if not rated, that are of equivalent investment quality as determined by Oechsle International pursuant to guidelines established by the Trustees; and
(iv) corporate debt securities assigned within the three highest bond ratings by Moody's or Standard & Poor's or, if not rated, that are of equivalent investment quality as determined by Oechsle International pursuant to guidelines established by the Trustees of the Fund.

     While bonds carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Standard & Poor's) are considered as investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such bonds lack outstanding investment characteristics and have speculative characteristics. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. While the Global Growth Fund will not invest in corporate debt securities rated below "A" by Moody's or Standard & Poor's or debt obligations of supranational organizations rated below "Baa" by Moody's or "BBB" by Standard & Poor's, it is not required to dispose of securities that may be downgraded below such ratings.

     The Global Growth Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to diversify its investments among the equity markets in different countries may, however, reduce the overall level of market risk to the extent it may reduce the Global Growth Fund's exposure to a single market.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Global Growth Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions (also referred to derivative transactions)." A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rate or currency exchange rate, security, commodity or other asset). It is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GROWTH FUND

     The investment objective of the Growth Fund is long-term growth of capital. Growth of income may accompany growth of capital. GSAM manages the Growth Fund which will seek to attain its objective by investing under normal circumstances at least 65% of its total assets in equity securities, consisting of common or preferred stocks, including options and warrants.

     The Growth Fund will invest primarily in securities listed on national securities exchanges and securities traded in the "over-the-counter" market. Under normal market conditions, the Growth Fund may invest up to 35% of its total assets in government securities, short-term debt securities, money market instruments, cash or investment grade bonds (i.e., rated within the four highest bond ratings assigned by Moody's or S&P or, if not rated, determined to be of comparable quality by GSAM). Government securities and investment grade bonds may include mortgage backed securities, asset backed securities and municipal securities. See "U.S. Government Securities Fund" below and "Other Instruments" in the Statement of Additional Information for a description of these securities. When in GSAM's opinion market or economic conditions warrant a temporary defensive posture, the Growth Fund may place any portion of its assets in these types of non-equity assets. The lowest rated category of investment grade bonds have some speculative characteristics and instruments with such ratings are subject to greater fluctuations in value than more highly rated instruments as economic conditions change. The Growth Fund is not required to dispose of such instruments in the event they are downgraded below investment grade.

     The Growth Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Growth Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GROWTH AND INCOME FUND

     The investment objective of the Growth and Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk.

     Wellington Management manages the Growth and Income Fund and seeks to achieve the Portfolio's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout, and strong management skills. The Growth and Income Fund's investments will primarily emphasize dividend paying stocks of larger companies. The Growth and Income Fund may also invest in securities convertible into or which carry the right to buy common stocks, including those convertible securities issued in the Euromarket; preferred stocks; and marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars), if such marketable debt securities of domestic issuers and foreign issuers are rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, deemed to be of equivalent quality in Wellington Management's judgment. When market or financial conditions warrant a temporary defensive posture, the Growth and Income Fund may, in order to reduce risk and achieve attractive total investment return, invest in securities which are authorized for purchase by the Investment Quality Bond Fund or the Money Market Fund. The Subadviser expects that under normal market conditions, the Growth and Income Fund's portfolio will consist primarily of equity securities.

     Investments will be selected on the basis of fundamental analysis to identify those securities that, in Wellington Management's judgment, provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located.

     The Growth and Income Fund will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the "over-the-counter" market.

     The Growth and Income Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Growth and Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

INTERNATIONAL GROWTH AND INCOME FUND

     The investment objective of the International Growth and Income Fund is to seek long-term growth of capital and income. The Portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States.

     J.P. Morgan manages the International Growth and Income Fund and will seek to achieve the Portfolio's investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio will focus primarily on the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. For this purpose, a developed country is any country included in the MSCI World Index. The countries currently included in this Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the U.S. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities. See "RISK FACTORS -- Foreign Securities." Under normal circumstances, the International Growth and Income Fund expects to invest primarily in equity securities. However, the Portfolio may invest up to 35% of its assets in debt obligations of corporate, sovereign issuers or supranational organizations rated A or higher by Moody's or S&P, or if unrated, of equivalent credit quality as determined by the Subadviser. See "Strategic Income Fund" below for additional information on supranational organizations. Under normal circumstances, the Portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities. J.P. Morgan may allocate the Portfolio's investment in these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, J.P. Morgan assesses the relative attractiveness of each asset class and determines an optimal allocation between them. Yields on non-U.S. equity securities tend to be lower than those on equity securities of U.S. issuers. Therefore, current income from the Portfolio may not be as high as that available from a portfolio of U.S. equity securities.

     In pursuing the International Growth and Income Fund's objective, J.P. Morgan will actively manage the assets of the Portfolio through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques and experienced judgment, J.P. Morgan uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States. This universe is typically represented by the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

     Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within industry sectors according to their relative value. Based on this valuation, J.P. Morgan selects the securities which appear the most attractive for the Portfolio. J.P. Morgan believes that under normal market conditions, industrial sector weightings generally will be similar to those of the EAFE index.

     Finally, J.P. Morgan actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the International Growth and Income Fund's market value. Through the use of forward foreign currency exchange contracts, J.P. Morgan will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies that the Subadviser deems unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors and the judgment of a team of experienced currency managers.

     The International Growth and Income Fund intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. See "GENERAL INFORMATION -- Taxes." To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     The International Growth and Income Fund may also invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities and purchase certain privately placed securities. See "RISK FACTORS."

     The International Growth and Income Fund may make money market investments pending other investments or settlement or for liquidity purposes. In addition, when J.P. Morgan believes that investing for defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economics conditions, up to 100% of the Portfolio's assets may be temporarily invested in money market instruments. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements, as described below under "Money Market Fund."

     The International Growth and Income Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. The ability to diversify its investments among the equity markets of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Portfolio's exposure to a single market. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The International Growth and Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions". With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

ASSET ALLOCATION FUND

     The investment objective of the Asset Allocation Fund is to obtain the highest total return consistent with a moderate level of risk tolerance. The Asset Allocation Fund is designed for:

     * The investor who wants to maximize total return potential, but lacks the time, temperament or expertise to do so effectively;

     * The investor who does not want to monitor the financial markets in order to make periodic exchanges among Portfolios;

     * The investor who wants the opportunity to improve on the return of an income-oriented investment program, but wants to take advantage of the risk management features of the Asset Allocation Fund; and

     * Retirement program fiduciaries who have a responsibility to limit risk in a meaningful way, while seeking the highest potential total return.

     The Asset Allocation Fund may invest in a combination of equity, fixed-income and money market securities. GSAM manages the Asset Allocation Fund and the amount of the Portfolio's assets invested in each category of securities is dependent upon GSAM's judgment as to what percentage of the Portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective. GSAM reserves complete discretion to determine the allocations among the categories of securities.

     GSAM attempts to limit the maximum amount of decline in value the Portfolio incurs under very adverse market conditions to a moderate level of risk tolerance, defined as a 10% decline over a twelve month period. Very adverse market conditions are defined as a substantial increase in long-term interest rates accompanied by a similarly substantial decline in one or more commonly-followed stock market indices over a twelve month period. Of course, GSAM cannot predict with certainty when very adverse market conditions will arise. Consequently, GSAM must manage the Asset Allocation Fund under all market conditions with a view toward limiting risk and Portfolio decline should very adverse market conditions arise. GSAM will invest the Asset Allocation Fund's assets to attempt to give the Portfolio a substantial participation in favorable equity and bond markets, although the expected total return will not necessarily exceed the best returns available from either of those markets. When market conditions deteriorate (and the probability of very adverse market conditions rises), GSAM will give greater emphasis to fixed-income securities and money market instruments in an effort to limit overall declines in portfolio value. There can be no assurance that actual declines in portfolio value will not exceed the 10% limitation set forth above.

     The types and characteristics of equity securities to be purchased by the Asset Allocation Fund are set forth above in the discussion of investment objectives and policies for the Growth Fund; the types and characteristics of the fixed-income securities to be purchased are set forth below in the discussion of the investment objective and policies for the Investment Quality Bond and U.S. Government Securities Funds (the Asset Allocation Fund is not, however, authorized to invest in non-investment grade securities as is the Investment Quality Bond Fund); and the types and characteristics of the money market securities to be purchased are set forth below in the discussion of the investment objective and policies of the Money Market Fund. In addition to these securities, the Asset Allocation Fund may also invest in municipal obligations. See "National Municipal Bond Fund" below for a description of these securities. Potential investors should review the discussions therein when considering an investment in shares of the Asset Allocation Fund.

     The Asset Allocation Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Asset Allocation Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

STRATEGIC INCOME FUND

     The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital.

     The Strategic Income Fund seeks to achieve its objective by giving its Subadviser, SBAM, broad discretion to deploy the Strategic Income Fund's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the Portfolio's objective. At any point in time, SBAM will deploy the Portfolio's assets based on SBAM's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government obligations, investment grade domestic corporate debt, high yield corporate debt securities, mortgage-backed securities and investment grade and high yield international debt securities. SBAM is an affiliate of Salomon Brothers Inc ("SBI"), and in making investment decisions is able to draw on the research and market expertise of SBI with respect to fixed-income securities. In addition, SBAM has entered into a subadvisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM Limited will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio.

     In pursuing the Strategic Income Fund's investment objective, the Portfolio reserves the right to invest without limitation in lower-rated securities, commonly known as "junk bonds." (i.e., rated "B" or below by Moody's (Moody's lowest rating is C, See Appendix I.) or "BB" or below by S&P(S&P lowest rating is D, see Appendix I.), or if unrated, of comparable quality as determined by Wellington Management). No minimum rating standard is required for a purchase by the Portfolio. Investments of this type involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.
Although the Portfolio's Subadviser has the ability to invest up to 100% of the Portfolio's assets in lower-rated securities, the Portfolio's Subadviser does not anticipate investing in excess of 75% of the Portfolio's assets in such securities. Purchasers should carefully assess the risks associated with an investment in this Portfolio. See "RISK FACTORS -- High Yield Securities."

     SBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. In making this determination, SBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate international debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The Portfolio's assets may not always be allocated to the highest yielding securities if SBAM feels that such investments would impair the Portfolio's ability to preserve shareholder capital. SBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

     In addition, SBAM will have discretion to select the range of maturities of the various fixed-income securities in which the Portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

     The types and characteristics of the U.S. Government obligations, mortgage-backed securities, investment grade corporate debt securities and investment grade international debt securities to be purchased by the Portfolio are set forth in the discussion of investment objectives and policies for the Investment Quality Bond and U.S. Government Securities Funds, and in the section entitled "OTHER INSTRUMENTS" in the Statement of Additional Information; and the types and characteristics of the money market securities to be purchased are set forth in the discussion of investment objectives and policies of the Money Market Fund. Potential investors should review the discussion therein in considering an investment in shares of the Strategic Income Fund. As described below, the Strategic Income Fund may also invest in high yield domestic and foreign debt securities.

     The Strategic Income Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and

Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

     The Strategic Income Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, however, the Strategic Income Fund may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Strategic Income Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

     As discussed above, the Strategic Income Fund may invest in U.S. dollar-denominated securities issued by domestic issuers that are rated below investment grade or, if unrated, determined by SBAM to be of comparable quality. Although SBAM does not anticipate investing in excess of 75% of the Strategic Income Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Income Fund may invest a greater percentage in such securities when, in the opinion of SBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the Strategic Income Fund's assets in securities rated below investment grade, as well as through investments in mortgage securities and international debt securities, as described below, SBAM expects to provide investors with a higher yield than a high-quality domestic corporate bond fund while at the same time presenting less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the Strategic Income Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P). See "RISK FACTORS -- High Yield Securities -- General."

     In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Income Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix I to this Prospectus.

     The high yield sovereign debt securities in which the Strategic Income Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. SBAM anticipates that the Portfolio's initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. SBAM expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion on high yield sovereign debt securities, see "OTHER INSTRUMENTS -- 5. High Yield Foreign Sovereign Debt Securities" in the Statement of Additional Information.

     The Strategic Income Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the captions "RISK FACTORS -- High Yield Securities" and "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Income Fund's exposure to a single market.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Strategic Income Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

INVESTMENT QUALITY BOND FUND

     The investment objective of the Investment Quality Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity.

     Wellington Management manages the Investment Quality Bond Fund and seeks to achieve its objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Investment management will emphasize sector analysis, which focuses on relative value and yield spreads among security types and among quality, issuer, and industry sectors, call protection and credit research. Credit research on corporate bonds is based on both quantitative and qualitative criteria established by Wellington Management, such as an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Wellington Management will attempt to maintain a high, steady and possibly growing income stream.

     At least 65% of the Investment Quality Bond Fund's assets will be invested in the following bonds:

     * marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, of comparable quality as determined by Wellington Management; and

     * securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under U.S. Government Securities Fund).

     The balance of the Investment Quality Bond Fund's investments may include: domestic and foreign debt securities rated below "A" by Moody's and S&P (and unrated securities of comparable quality as determined by Wellington Management), preferred stocks, convertible securities (including those issued in the Euromarket) and securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued mortgage securities. The Portfolio may also invest in cash or cash equivalent securities which are authorized for purchase by the Money Market Fund. At least 65% of the Investment Quality Bond Fund's assets will be invested in bonds and debentures.

     In pursuing its investment objective, the Investment Quality Bond Fund may invest up to 20% of its assets in domestic and foreign high yield corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "B" or below by Moody's (Moody's lowest rating is "C", See Appendix I) or "BB" or below by S&P (S&P's lowest rating is "D", See Appendix I), or if unrated, of comparable quality as determined by Wellington Management). No minimum rating standard is required for a purchase by the Portfolio. The high yield sovereign debt securities in which the Portfolio will invest are described above under "Strategic Income Fund." Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. See "RISK FACTORS -- High Yield Securities."

     The Investment Quality Bond Fund may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) and unrated securities of comparable quality as determined by Wellington Management. While such securities are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. While the Investment Quality Bond Fund may only invest up to 20% of its assets in bonds rated below "Baa" by Moody's or "BBB" by S&P (or, if unrated, of comparable quality as determined by Wellington Management) at the time of investment, it is not required to dispose of downgraded bonds that cause the Investment Quality Bond Fund to exceed this 20% maximum.

     The Investment Quality Bond Fund will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The Investment Quality Bond Fund may also invest in forward commitments and warrants. See "RISK FACTORS -- Warrants" and "-- When-Issued Securities ("Forward Commitments")."

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Investment Quality Bond Fund is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

U.S. GOVERNMENT SECURITIES FUND

     The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Fund and seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The securities in which the U.S. Government Securities Fund may invest are:

     (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are supported by the full faith and credit of the U.S. Government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (2) U.S. Treasury obligations;

     (3) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

     (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     The mortgage-backed securities in which the U.S. Government Securities Fund invests (principally GNMA Certificates) represent participating interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Securities Fund and not to the purchase of shares of the Portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the U.S. Government Securities Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Securities Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

     While the Portfolio seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater risks. The Portfolio will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Portfolio are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities.

     In order to make the U.S. Government Securities Fund an eligible investment for federal credit unions ("FCUs"), federal savings and loan institutions and national banks, the Portfolio will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Portfolio will comply with all investment limitations applicable to FCUs including (i) the requirement that a FCU may only purchase collateralized mortgage obligations which would meet the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations or would be held solely to reduce interest rate risk and (ii) the requirement that a FCU may not purchase zero coupon securities having maturities greater than ten years.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The U.S. Government Securities Fund is not currently authorized to use any of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, such strategies may be used in the future by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

NATIONAL MUNICIPAL BOND FUND

     The National Municipal Bond Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital, by investing primarily in a portfolio of municipal obligations. SBAM manages the National Municipal Bond Fund and as a matter of fundamental policy, the Portfolio will invest under normal circumstances, at least 80% of its net assets in municipal obligations the interest on which is exempt from regular federal income tax. A portion of the Portfolio's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. For a discussion on taxation of the National Municipal Bond Fund, see "GENERAL INFORMATION -- National Municipal Bond Fund -- Taxation."

     The Portfolio will not invest in municipal obligations that are rated below investment grade at the time of investment. However, the Portfolio may retain in its portfolio a municipal obligation whose rating drops below "Baa" or "BBB" after its acquisition by the Portfolio, if SBAM considers the retention of such obligation advisable. The Portfolio intends to emphasize investments in municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 20 to 30 years and an average portfolio duration of 8 to 11 years. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

     The types of obligations in which the National Municipal Bond Fund may invest include the following:

     MUNICIPAL BONDS

     The Portfolio may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch, or determined by SBAM to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest ratings assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings used by the Portfolio assigned by Moody's, S&P and Fitch is included in Appendix I to this Prospectus.

     Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa") or S&P or Fitch (i.e., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest.

     Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Portfolio.

     MUNICIPAL NOTES

     The Fund may invest in municipal notes rated at the time of purchase "MIG1", "MIG2" (or "VMIG-1" or "VMIG-2", in the case of variable rate demand notes), "P-2" or better by Moody's, "SP-2", "A-2" or better by S&P, or "F-2" or better by Fitch, or if not rated, determined by SBAM to be of comparable quality.

     Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Portfolio include, but are not limited to:

     TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

     TANs, BANs and RANs are usually general obligations of the issuer.

     MUNICIPAL COMMERCIAL PAPER

     The Portfolio may also purchase municipal commercial paper that is rated at the time of purchase "P-2" or better by Moody's, "A-2" or better by S&P, or "F-2" or better by Fitch, or if not rated, determined by SBAM to be of comparable quality.

     Municipal commercial paper that may be purchased by the Portfolio consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

     CHARACTERISTICS OF MUNICIPAL OBLIGATIONS

     Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Portfolio will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Portfolio may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

     The National Municipal Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     In addition, the Portfolio may invest in municipal lease obligations ("MLOs"). MLOs are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the MLO and loss to the Portfolio. SBAM intends to invest more than 5% of the Portfolio's net assets in municipal lease obligations and the Trustees of the Fund have established procedures the Subadviser will use to examine certain factors in evaluating the liquidity of such obligations. These factors include (i) the frequency of trades and quotes for the MLO; (ii) the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers;
(iii) the willingness of dealers to undertake to make a market in the MLO; (iv) the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting offers); (v) the nature of the offering of such MLO (e.g., the size of the issue and the number of anticipated holders); (vi) the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Portfolio; and
(vii) other factors, if any, which SBAM deems relevant to determining the existence of a trading market for such MLO. The Portfolio also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     OTHER PERMITTED INVESTMENTS

     The Portfolio currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. However, in order to maintain liquidity, the Portfolio may invest up to 20% of its assets in taxable obligations, including taxable high-quality short-term money market instruments. The Portfolio may invest in the following taxable high-quality short-term money market instruments: obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, "A-2" or better by S&P, "P-2" or better by Moody's, or "F-2" or better by Fitch or which if unrated, in the opinion of SBAM, are of comparable quality; certificates of deposit, bankers' acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

     If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for obligations the interest on which is exempt from regular federal income taxes, the Portfolio may invest its assets without limit in taxable high-quality short-term money market instruments. Dividends paid by the Portfolio that are attributable to interest derived from taxable money market instruments will be taxable to investors.

     From time to time, the Portfolio may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Portfolio may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     ADDITIONAL INVESTMENT ACTIVITIES

     FLOATING AND VARIABLE RATE OBLIGATIONS. Certain of the obligations that the National Municipal Bond Fund may purchase may have a floating or variable rate of interest. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument or to a third party at par value prior to maturity. Such obligations include variable rate demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

     PARTICIPATION CERTIFICATES. The instruments that may be purchased by the Portfolio include participation certificates issued by a bank, insurance company or other financial institution in obligations owned by such institutions or affiliated organizations that may otherwise be purchased by the Portfolio. A participation certificate gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

     VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. The National Municipal Bond Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.


     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The National Municipal Bond Fund is currently authorized to use only certain of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." Specifically, the Portfolio may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Portfolio reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

MONEY MARKET FUND

     The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity as is
available from short-term investments.   Wellington Management manages the
Money Market Fund and seeks to achieve this objective by investing in high quality, U.S. dollar-denominated money market instruments of the following types:

     (1) obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress (hereinafter "U.S. Government securities");

     (2) certificates of deposit and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund);

     (3) commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P) or, if not rated, is issued by a company which Wellington Management, acting pursuant to guidelines established by the Trustees, has determined to be of minimal credit risk and comparable quality;

     (4) corporate obligations maturing in thirteen months or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by S&P); and

     (5) repurchase agreements with respect to any of the foregoing obligations (without limitation).

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Fund and the note issuer, and Wellington Management will monitor the creditworthiness of the issuer and its earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     The Money Market Fund will invest only in U.S. dollar-denominated instruments. All of the Money Market Fund's investments will mature in thirteen months or less and the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. Due to the short maturities of its investments, the Money Market Fund will tend to have a lower yield than, and the value of its underlying investments will be less volatile than the investments of, portfolios that invest in longer-term securities. In addition, the Money Market Fund will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the 1940 Act. Generally, eligible securities must be rated by a NRSRO in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Fund also intends to maintain a stable per share net asset value of $1.00, although there is no assurance that it will be able to do so.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Money Market Fund is not authorized to use any of the various investment strategies referred to under "RISK FACTORS --Hedging and Other Strategic Transactions."

                        ------------------------------

     The portfolio turnover rate of each of the Fund's Portfolios may vary from year to year, as well as within a year. Higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Portfolio. See "PORTFOLIO TURNOVER" in the Statement of Additional Information.

     The ability of the U.S. Government Securities Fund to provide a high level of current income and the ability of the Money Market Fund to obtain maximum current income is restrained because that Portfolio invests predominantly in U.S. Government bonds; debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and U.S. dollar-denominated money market instruments, respectively.

                                  RISK FACTORS

INVESTMENT RESTRICTIONS GENERALLY

     The Fund is subject to a number of restrictions in pursuing its investment objectives and policies. Such restrictions generally serve to limit investment practices that may subject the Fund to investment and market risk. The following is a brief summary of certain restrictions that may be of interest to investors. Some of these restrictions are subject to exceptions not stated here. Such exceptions and a complete list of the investment restrictions applicable to the individual Portfolios and to the Fund are set forth in the Statement of Additional Information under the caption "INVESTMENT RESTRICTIONS."

     Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus and in the Statement of Additional Information are not fundamental, so that the Trustees of the Fund may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities.

     Fundamental policies applicable to all Portfolios include prohibitions on
(i) investing more than 25% of the total assets of any Portfolio in the securities of issuers having their principal activities in any particular industry (with exceptions for U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks, and with respect to the National Municipal Bond Fund, obligations issued or guaranteed by any state or territory, and possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions) (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Portfolio); (ii) borrowing money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Portfolio at the time the borrowing is made (a Portfolio will not purchase additional securities at any time its borrowings exceed 5% of total assets); and (iii) purchasing securities of any issuer if the purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Portfolio, except that up to 25% of the value of each Portfolio's total assets (except the Money Market Fund) may be invested without regard to this restriction.

     Restrictions that apply to all Portfolios and that are not fundamental include prohibitions on (i) knowingly investing more than 10% of the net assets of any Portfolio in "illiquid" securities (including repurchase agreements maturing in more than seven days but excluding master demand notes), (ii) pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any Portfolio as security for indebtedness, and (iii) purchasing securities of other investment companies, other than in connection with a merger, consolidation or reorganization, if the purchase would cause more than 10% of the value of a Portfolio's total assets to be invested in investment company securities.

     Finally, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Fund will, among other things, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or (iii) more than the greater of $1 million or 1% of its total net assets to be invested in the second tier securities of that issuer.
HIGH YIELD SECURITIES

     GENERAL. The Strategic Income Fund may invest without limitation, and the Investment Quality Bond Fund may invest up to 20% of its assets, in "high yield" securities. Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Strategic Income and Investment Quality Bond Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Strategic Income and Investment Quality Bond Funds with a commensurate effect on the value of the Portfolio's shares. The Strategic Income Fund may invest without limitation in high yield debt securities, and accordingly, it should not be considered as a complete investment program for all investors.

     Because the Strategic Income and Investment Quality Bond Funds will invest primarily in fixed-income securities, the net asset value of each Portfolio's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

     The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Strategic Income and Investment Quality Bond Funds' ability to dispose of particular portfolio investments and may limit the ability of those Portfolios to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Strategic Income or Investment Quality Bond Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Trustees to value such Portfolio's investment portfolio and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 10% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Portfolio's assets invested in illiquid securities may increase.

     CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The current economic recession has resulted in default levels in excess of historic averages.

     FOREIGN SOVEREIGN DEBT SECURITIES. Investing in foreign sovereign debt securities will expose the Strategic Income and Investment Quality Bond Funds to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which these Portfolios may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Strategic Income or Investment Quality Bond Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

        Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        In addition to high yield foreign sovereign debt securities, the Strategic Income and Investment Quality Bond Funds may also invest in investment grade foreign securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.

FOREIGN SECURITIES

        Each of the Growth, Growth and Income, Asset Allocation, Investment Quality Bond and Money Market Funds may invest up to 20% of its total assets in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Money Market Fund which may only invest in U.S. dollar-denominated securities of foreign issuers. The Global Growth, International Growth and Income and Strategic Income Funds may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. The U.S. Government Securities and National Municipal Bond Fund may not invest in foreign securities.

        Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts
and Global Depositories Receipts.   ("ADRs", "EDRs" and "GDRs", respectively).
ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Portfolios may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necesarily quoted in the same currency as the underlying security.
Each of the Portfolios, except for the Global Growth and Strategic Income Funds, anticipates that its foreign investments will consist primarily of ADRs that are regularly traded on recognized U.S. exchanges or in the U.S. "over-the-counter" market.

        Foreign securities may be subject to foreign government taxes which reduce their attractiveness. See "GENERAL INFORMATION -- Taxes." In addition, investing in securities denominated in foreign currencies and in the securities of foreign issuers, particularly non-governmental issuers, involves risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved and the possibility of imposition of currency controls. Since certain Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Portfolios may incur transaction charges in exchanging foreign currencies.

        There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements which are generally less extensive than the requirements applicable to domestic issuers. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. These risks are heightened in the case of emerging markets. There is frequently less governmental regulation of exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization, withholding of dividends at the source, expropriation or confiscatory taxation, currency blockage, political or economic instability or diplomatic developments that could adversely affect the value of those investments. Finally, in the event of a default on any foreign obligation, it may be difficult for the Fund to obtain or to enforce a judgment against the issuer.

        Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in values of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

        In addition to the foreign securities listed above, the Strategic Income and Investment Quality Bond Funds may also invest in foreign sovereign debt securities, which involve certain additional risks. See "RISK FACTORS -- High Yield Securities -- Foreign Sovereign Debt Securities" above.

WARRANTS

        Subject to certain restrictions, each of the Portfolios except the National Municipal Bond and Money Market Funds may purchase warrants, including warrants traded independently of the underlying securities. It is a non-fundamental investment restriction of each Portfolio not to purchase warrants if as a result that Portfolio would then have more than 10% of its total net assets invested in warrants, or if more than 5% of the value of the Portfolio's total net assets would be invested in warrants which are not listed on a recognized United States or foreign stock exchange, except for warrants included in units or attached to other securities.

LENDING PORTFOLIO SECURITIES

        To attempt to increase its income, each Portfolio may lend its portfolio securities in amounts up to 33% of its total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times fully secured by cash or equivalent collateral marked to market value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Subadvisers to be creditworthy.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

        In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolio at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a Portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Portfolio may sell the securities before the settlement date, if such action is deemed advisable. In general, a Portfolio does not pay for the securities or start earning interest on them until the purchase of the obligation is scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a Portfolio will establish a segregated account consisting of cash or liquid high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Portfolio may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percentage of a Portfolio's total assets that may be committed to such transactions.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

        Individual Portfolios may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Portfolio. The description in this Prospectus of each Portfolio indicates which, if any, of these types of transactions may be used by the Portfolio. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Portfolio unless otherwise specifically indicated in the description of the Portfolio contained in this Prospectus. Limitations on the portion of a Portfolio's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

        Subject to the constraints described above, an individual Portfolio may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). Other Strategic Transactions are also referred to as derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g. interest rate or currency exchange rate, security, commodity or other asset). Portfolio's interest rate transactions may take the form of swaps, caps, floors and collars, and a Portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

        Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Portfolio's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Portfolio may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Subadviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Portfolio's securities. None of the Portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). Futures contracts and options on futures contracts will be purchased, sold or entered into only for BONA FIDE hedging to the extent permitted by CFTC regulations. The use of certain Hedging and Other Strategic Transactions will require that a Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Other Strategic Transactions are described in "HEDGING AND OTHER STRATEGIC TRANSACTIONS -- Risk Factors" in the Statement of Additional Information. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, also appears in the Statement of Additional Information.

ILLIQUID SECURITIES

        Each of the Portfolios is precluded from investing in excess of 10% of its net assets in securities that are not readily marketable. Excluded from the 10% limitation are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted under the Securities Act of 1933, as amended (the "1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Fund's investment restriction is a determination to be made by the Subadvisers, subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the Portfolios for which they are responsible. To the extent Rule 144A securities held by a Portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Portfolio could be adversely affected. In addition, the Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Fund intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

        Each of the Fund's Portfolios may enter into repurchase agreements and the International Growth and Income and U.S. Government Securities Funds may enter into reverse repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the Portfolio acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

        The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Portfolio's repurchase agreements. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisers will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligation.

        A Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

        Only the International Growth and Income and U.S. Government Securities Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, each of the International Growth and Income and U.S. Government Securities Funds may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. Each such Portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, such Portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Each such Portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission (the "Commission") views these transactions as collateralized borrowings by a Portfolio and as a result, each such Portfolio will abide by the guidelines and limitations set out in fundamental restriction number 3 in the Statement of Additional Information with respect to the borrowing of money.


                            MANAGEMENT OF THE FUND

        Under Massachusetts law and the Fund's Declaration of Trust and By-Laws, the business and affairs of the Fund are managed under the direction of the Trustees.

ADVISORY ARRANGEMENTS

        NASL Financial Services, Inc., ("NASL Financial" or, in its capacity as investment adviser to the Fund, the "Adviser"), a Massachusetts corporation whose principal offices are located at 116 Huntington Avenue, Boston, Massachusetts 02116, is the investment adviser to the Fund. NASL Financial is a wholly-owned subsidiary of North American Security Life Insurance Company ("Security Life"), a Delaware stock life insurance company which is part of The North American Group, a diversified group of financial service companies based in Toronto, Canada currently with over $16 billion in assets under management.

        Pursuant to its Advisory Agreement with the Fund (the "Advisory Agreement"), the Adviser oversees the administration of all aspects of the business and affairs of the Fund; selects, contracts with and compensates subadvisers to manage the assets of the Fund's Portfolios; and reimburses the Fund if the total of certain expenses allocated to any Portfolio exceeds certain limitations. The Adviser serves as investment adviser to one other investment company, NASL Series Trust. NASL Series Trust is a mutual fund that serves as the underlying investment medium for variable annuity contracts issued by Security Life and its wholly-owned subsidiary, First North American Life Assurance Company. At July 31, 1995, NASL Series Trust had assets of approximately $4.6 billion.

        Under the terms of the Advisory Agreement, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the Portfolios of the Fund. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees.

        The Adviser oversees all aspects of the Fund's business and affairs.
In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Fund, without cost to the Fund. The Adviser also provides certain services, and the personnel to perform such services, to the Fund for which the Fund reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Fund and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Fund, except for any of those functions performed by the Fund's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Fund to the Adviser for personnel costs include employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses.

        The Adviser has agreed to reduce a Portfolio's advisory fee, or if necessary to reimburse the Fund, in order to prevent the expenses of a Portfolio from exceeding either the most restrictive expense limitation imposed by applicable state law or a fixed expense limitation contained in the Advisory Agreement, whichever results in the lowest expenses to the Fund. The fixed limitation may be terminated by the Adviser on October 31, 1995 or October 31 of subsequent years on 30 days' written notice. The most restrictive state law provision limits a Portfolio's annual expenses, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and a portion of the Portfolio's distribution fees, to 2.5% of the first $30,000,000 of the average net assets of the Portfolio, 2.0% of the next $70,000,000 and 1.5% of the remaining average net assets of the Portfolio. The fixed limitation contained in the Advisory Agreement, and as of the date of this Prospectus the operative limitation on the Fund's expenses, limits a Portfolio's annual expenses, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Portfolio's distribution fees as a percentage of average net assets to 1.40% for the Global Growth and the International Growth and Income Funds, .99% for the Growth, Growth and Income and Asset Allocation Funds, 1.15% for the Strategic Income Fund, .90% for the Investment Quality Bond and U.S. Government Securities Funds, 0.84% for the National Municipal Bond Fund and .50% for the Money Market Fund.

        As compensation for its services, the Adviser receives a fee from the Fund computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Fund. The following is a schedule of the management fees each Portfolio currently is obligated to pay the Adviser under the Advisory Agreement (prior to the application of any fee waivers):



                                                  BETWEEN        BETWEEN
                                               $50,000,000   $200,000,000
                                    FIRST          AND            AND        EXCESS OVER
FUNDS                           $50,000,000   $200,000,000   $500,000,000   $500,000,000
----------------------------------------------------------------------------------------

Global Growth Fund ............     .900%          .900%          .700%          .700%
Growth Fund ...................     .725%          .675%          .625%          .550%
Growth and Income Fund ........     .725%          .675%          .625%          .550%
International Growth and
 Income Fund ..................     .900%          .850%          .800%          .750%
Asset Allocation Fund .........     .725%          .675%          .625%          .550%
Strategic Income Fund .........     .750%          .700%          .650%          .600%
Investment Quality Bond Fund ..     .600%          .600%          .525%          .475%
U.S. Government
 Securities Fund ..............     .600%          .600%          .525%          .475%
National Municipal Bond Fund ..     .600%          .600%          .600%          .600%
Money Market Fund .............     .200%          .200%          .200%          .145%


As of March 16, 1993, August 1, 1994 and November 23, 1992, respectively, the Growth, Growth and Income and Asset Allocation Funds reached sufficient size to realize a reduction in the fee as a percent of excess net assets. The fees paid by the Global Growth, International Growth and Income and Strategic Income Funds are higher than the fees paid by many funds to their advisers, but are not higher than the fees paid by many funds with similar investment objectives and policies.

        A more comprehensive statement of the terms of the Advisory Agreement appears in the Statement of Additional Information and this agreement is on file with and is available from the Commission.

SUBADVISORY ARRANGEMENTS

        Investment decisions for the Global Growth Fund are made by its Subadviser, Oechsle International Advisors, L.P. ("Oechsle International"). Oechsle International, founded in 1986, is a Delaware limited partnership whose principal offices are located at One International Place, Boston, Massachusetts 02110. Oechsle International, which also has offices in London, England, Frankfurt, Germany and Tokyo, Japan, as of July 31, 1995, managed approximately $7.4 billion for institutional and private investors. Oechsle International is a money manager providing management and advisory services with respect to all primary international securities markets. Each year Oechsle International's investment professionals concentrate on 25 different countries, averaging 600 visits to companies annually.

        Steven H. Schaefer has been primarily responsible for the day-to-day management of the Global Growth Fund since August 1989 and since 1991 Stephen J. Butters has shared this responsibility. Messrs. Schaefer and Butters are also portfolio subadvisers to NASL Series Trust's Global Equity Trust.

        Mr. Schaefer has been a General Partner and Portfolio Manager at Oechsle International and Managing Director for the firm's London subsidiary since 1986.

        Mr. Butters works in the U.S. Equity management sector of Oechsle International. Prior to joining Oechsle International in 1991, Mr. Butters worked at the Putnam Management Company as Senior Vice President and Portfolio Manager from 1982 to 1988. He also founded his own firm, Butters Lyons, in 1988 where he provided investment management services to individuals and small business corporations.

        Investment decisions for the Growth and Asset Allocation Funds are made by their Subadviser, Goldman Sachs Asset Management ("GSAM"). The main business address of GSAM is One New York Plaza, New York, New York 10004. GSAM also has offices in London, Tokyo, Hong Kong, and Sydney. GSAM is a separate operating division of Goldman, Sachs & Co. Goldman, Sachs & Co. was registered as an investment adviser in 1981 and together with its affiliates currently acts as an investment adviser, administrator or distributor to 80 mutual fund portfolios. As of July 31, 1995, GSAM and its affiliates managed assets in excess of $53 billion; with domestic mutual fund assets in excess of $34 billion and offshore mutual fund assets in excess of $2 billion for over 16 thousand individual and institutional accounts. Goldman, Sachs & Co. was founded in 1869, has 32 offices worldwide, employs approximately 8,900 individuals and is one of the leading worldwide investment banking and brokerage organizations and provides a broad range of financing and investing
services both in the U.S. and abroad.   GSAM has access to the resources of
Goldman, Sachs & Co. including its staff of approximately 375 research professionals that cover more than 1,600 companies in over 60 industries.

        James S. McClure, Mitchell E. Cantor and Paul D. Farrell are primarily responsible for the day-to-day management of the Growth Fund. Mr. Cantor, Jonathan Beiner, Richard Lucy, Theodore Sotir, and Kaysie P. Uniacke are primarily responsible for the day-to-day management of the Asset Allocation Fund.

        Mitchell Cantor is a vice president and senior portfolio manager for the Growth Fund as well as NASL Series Trust's Value Equity Trust. Mr. Cantor is also a vice president and senior equity portfolio manager for the Asset Allocation Fund. Mr. Cantor joined Goldman Sachs Asset Management in 1991. Before joining GSAM, he was a senior partner at Sanford C. Bernstein & Co. where he served as Research Director for the Investment Management Division. Mr. Cantor was at Sanford C. Bernstein & Co. from August 1983 to October 1991.

        James McClure is a vice president and senior portfolio manager for the Growth Fund as well as NASL Series Trust's Value Equity Trust. Mr. McClure joined GSAM in 1989. Before joining GSAM, he served as chief investment officer for two major mutual fund companies--National Securities and Research from May 1987 to July 1989 and Oppenheimer Management from January 1983 to May 1987.

        Jonathan Beiner is a vice president and senior fixed income portfolio manager for the Asset Allocation Fund. Mr. Beiner joined GSAM is 1990 after working in the training and arbitrage group of Franklin Savings Assocation since 1988.

        Richard Lucy is a vice president and senior fixed income portfolio manager for the Asset Allocation Fund. Mr. Lucy joined GSAM in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

        Paul Farrell is a vice president and senior portfolio manager for the Growth Fund as well as NASL Series Trust's Value Equity Trust. Before joining GSAM in 1991, Mr. Farrell served as a managing director at Plaza Investments, the investment subsidiary of GEICO Corp., a major insurance company, from February 1991 to August 1991. Mr. Farrell was previously employed in the Investment Research Department at Goldman Sachs from June 1986 to February 1991. Mr. Farrell is a Certified Financial Analyst as well.

        Kaysie Uniacke is a vice president and senior fixed income portfolio manager for the money market portion of the Asset Allocation Portfolio. Ms. Uniacke has been with Goldman Sachs since 1983.

        Theodore Sotir is a vice president and senior fixed income portfolio manager for the Asset Allocation Portfolio. Before joining GSAM in 1993, he was a portfolio manager at Fidelity Management Trust Company from January 1992 to February 1993. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs for six years and was a vice president in the Mortgage Securities Department.

        Wellington Management Company ("Wellington Management"), the Subadviser to the Growth and Income, Investment Quality Bond and Money Market Funds, founded in 1933, is a Massachusetts partnership whose principal business address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of July 31, 1995, Wellington Management had discretionary management authority with respect to approximately $98 billion of assets. The managing partners of Wellington Management are Robert
W. Doran, Duncan M. McFarland, and John B. Neff.

        Matthew E. Megargel, Senior Vice President of Wellington Management, has served as portfolio manager to the Growth and Income Fund since February 1992. Mr. Megargel also serves as the portfolio manager for NASL Series Trust's Growth and Income Trust. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management.

        Thomas L. Pappas, Vice President of Wellington Management, has served as portfolio manager to the Investment Quality Bond Fund since March 1994. Mr. Pappas also serves as portfolio manager for NASL Series Trust's Investment Quality Bond Trust. Mr. Pappas has been a portfolio manager with Wellington Management since 1987.

        John C. Keogh, Senior Vice President of Wellington Management, serves as portfolio manager to the Money Market Fund. He has served as portfolio manager to the Money Market Fund since December 1991, when Wellington Management became sub-adviser to the Money Market Fund. Mr. Keogh also serves as portfolio manager for NASL Series Trust's Money Market Trust. Mr. Keogh has been a portfolio manager with Wellington Management since 1983.

        J.P. Morgan Investment Management, Inc. ("J.P. Morgan") is the Subadviser to the International Growth and Income Fund. J.P. Morgan, with principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of over $168 billion (of which J.P. Morgan advises over $128 billion) as of June 30, 1995. J.P. Morgan has managed international securities for institutional investors since 1974. As of June 30, 1995, the non-U.S. securities under J.P. Morgan's management was approximately $36.9 billion. J.P. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Fund's Trustees, J.P. Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

        J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing the Portfolio. The following persons are primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Portfolio (their business experience for the past 5 years is indicated parenthetically): Paul A. Quinsee, Vice President (employed by J.P. Morgan since February 1992, previously Vice President, Citibank), and Gareth A. Fielding, Assistant Vice President (employed by J.P. Morgan since February 1992, previously he received his MBA from Imperial College at London University, while he was a self-employed trader on the London International Financial Futures Exchange.

        Mr. Quinsee is primarily responsible for the day-to-day management of eleven other institutional and investment company accounts that invest in international securities constituting approximately $1.8 billion of assets. Since July 1994, Mr. Fielding has been responsible for the day-to-day management (in some cases with another person) of 15 institutional and investment company portfolios that invest primarily in international fixed income securities, constituting approximately $1 billion of assets. Mr. Fielding is a specialist in mortgage and asset-backed securities. Prior to July 1994, Mr. Fielding traded global fixed income products on J.P. Morgan's London trading desk.

        Salomon Brothers Asset Management Inc ("SBAM"), the Subadviser to the Strategic Income, U.S. Government Securities and National Municipal Bond Funds, is an indirect, wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc. The business address of SBAM is 7 World Trade Center, New York, New York 10048. SBAM was incorporated in 1987 and together with its affiliates in Tokyo, Frankfurt, London and Hong Kong, provides a full range of fixed income and equity investment advisory services to individuals and institutional clients throughout the world, and serves as investment adviser to various investment companies. As of July 31, 1995, SBAM and its advisory affiliates had approximately $12 billion in assets under management. SBAM has access to Salomon Brothers Inc's more than 250 economists, mortgage, bond, sovereign, and equity analysts.

        In connection with SBAM's service as subadviser to the Strategic Income Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM Limited is compensated by SBAM at no additional expense to the Fund. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended..

        Steven Guterman has been primarily responsible for the day-to-day management of the mortgage-backed securities and U.S. government securities portions of the Strategic Income Fund since November 1993 and the U.S. Government Securities Fund since December 1991. Mr. Guterman is assisted by Roger Lavan in the management of the two foregoing portfolios. Peter J. Wilby has been primarily responsible for the day-to-day management of the high yield and sovereign debt portions of the Strategic Income Fund. David J. Scott is primarily responsible for the portion of the Strategic Income Fund relating to currency transactions and investments in non-dollar denominated debt securities. MaryBeth Whyte is primarily responsible for the day-to-day management of the National Municipal Bond Fund.

        Mr. Guterman joined SBAM in 1990 and is a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest primarily mortgage-backed securities and U.S. government issues. Mr. Guterman also serves as portfolio manager for two offshore funds that invest in mortgage-backed securities. In addition, Mr. Guterman serves as portfolio manager for a number of SBAM's institutional clients. Mr. Guterman joined Salomon Brothers Inc in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers Inc.

        Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government Securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions.

        Mr. Wilby joined SBAM in 1989 and is Senior Portfolio Manager responsible for SBAM's investment company and institutional portfolios which invest in high yield non U. S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is the portfolio manager for Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("PCMG"). He served as director of PCMG's credit research unit and as a corporate and sovereign credit analyst with PCMG. Mr. Wilby later managed high yield bonds and leveraged equities in the mutual funds and institutional portfolios of PCMG.

        Prior to joining SBAM Limited in April 1994, Mr. Scott worked at J.P. Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining J.P. Morgan Investment Management, Mr. Scott worked at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

        Ms. Whyte joined SBAM in July 1994 and is responsible for directing SBAM investment policy for all municipal portfolios. Prior to joining SBAM, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International. Her responsibilities included active managing and advising portfolios with assets of approximately $1.3 billion. Ms. Whyte was a member of the Fixed Income Investment Policy Committee at Fiduciary. Ms. Whyte's previous experience includes managing portfolios for high net worth individuals, mutual funds and pension funds while employed by U.S. Trust Company, and Bernstein-Macaulay Inc.



        Under the terms of each of the subadvisory agreements between the Adviser and a Subadviser (the "Subadvisory Agreements"), the Subadviser assigned to a Portfolio manages the investment and reinvestment of the assets of such Portfolio, subject to the supervision of the Trustees. The Subadviser formulates a continuous investment program for such Portfolio consistent with its investment objectives and policies outlined in this Prospectus. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to their implementation. The factors considered by the Subadvisers in allocating brokerage among broker/dealers are described in the Statement of Additional Information under the caption "PORTFOLIO BROKERAGE." Among the factors that may be considered is the willingness of broker/dealers to sell shares of the Fund.

        As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Fund. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to the excess. Absent any applicable fee waivers, the following is a schedule of the management fees the Adviser is obligated to pay the Subadvisers for each Portfolio under the Subadvisory Agreements. THESE FEES ARE PAID OUT OF THE ADVISORY FEES DESCRIBED ABOVE AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIOS OR THEIR SHAREHOLDERS.

                                                    BETWEEN        BETWEEN
                                                  $50,000,000   $200,000,000
                                      FIRST           AND            AND        EXCESS OVER
FUNDS                              $50,000,000   $200,000,000   $500,000,000   $500,000,000
-------------------------------------------------------------------------------------------

Global Growth Fund ...............    .550%          .550%          .400%          .400%

Growth Fund ......................    .325%          .275%          .225%          .150%
Growth and Income Fund ...........    .325%          .275%          .225%          .150%
International Growth
 and Income Fund .................    .500%          .450%          .400%          .350%
Asset Allocation Fund ............    .325%          .275%          .225%          .150%

Strategic Income Fund* ...........    .350%          .300%          .250%          .200%
Investment Quality Bond Fund .....    .225%          .225%          .150%          .100%
U.S. Government Securities Fund ..    .225%          .225%          .150%          .100%
National Municipal Bond Fund .....    .250%          .250%          .250%          .250%
Money Market Fund ................    .075%          .075%          .075%          .020%

*    In connection with the subadvisory consulting agreement between SBAM and SBAM Limited,
SBAM will pay SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by portion of the assets of the Strategic Income Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Portfolio.


        As of March 16, 1993, August 1, 1994 and November 23, 1992, respectively, the Growth, Growth and Income and Asset Allocation Funds reached sufficient size to realize a reduction in the fee as a percent of excess net assets.

     A more comprehensive statement of the terms of the Subadvisory Agreements appears in the Statement of Additional Information and these agreements are on file with and are available from the Commission.

FUND EXPENSES

     Subject to the expense limitations discussed above, the Fund is responsible for the payment of all expenses of its organization, operations and business, except for those expenses the Adviser has agreed to bear pursuant to the Advisory Agreement or its Distribution Agreement with the Fund or the Subadvisers have agreed to pay pursuant to the Subadvisory Agreements. Among the expenses to be borne by the Fund, in addition to certain expenses incurred by the Adviser as described above, are the expense of the advisory and distribution fees; all charges and expenses relating to the transfer, safekeeping, servicing and accounting for the Fund's property, including charges of depositories, custodians and other agents; all expenses of maintaining and servicing shareholder accounts, including charges of the Fund's transfer, dividend disbursing, shareholder recordkeeping, redemption and other agents; costs of shareholder reports and other communications to current shareholders; the expenses of meetings of the Fund's shareholders and the solicitation of management proxies in connection therewith; all expenses of preparing Fund Prospectuses and Statements of Additional Information; the expenses of determining the Portfolios' net asset value per share; the compensation of Trustees who are not directors, officers or employees of the Adviser and all expenses of meetings of the Trustees; all charges for services and expenses of the Fund's legal counsel and independent auditors; all fees and expenses of registering and qualifying, and maintaining the registration and qualification of, the Fund and its shares under all federal and state laws applicable to the Fund and its business activities; all expenses associated with the issue, transfer and redemption of Fund shares; brokers' and other charges incident to the purchase, sale or lending of the Fund's securities; taxes and other governmental fees payable by the Fund; and any nonrecurring expenses including litigation expenses and any expenses the Fund may incur as a result of its obligation to indemnify its Trustees, officers and agents. All expenses are accrued daily and deducted from total income before dividends are paid.

r

                             GENERAL INFORMATION

NET ASSET VALUE

        The net asset value of the shares of each class of each Portfolio is calculated separately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (the "Exchange"), Monday through Friday. Net asset value per share of each class of each Portfolio (other than the Money Market Fund, as described below) is calculated by dividing the value of the portion of the Portfolio's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Portfolio's securities holdings will not materially affect the current net asset value of the shares of the Portfolio, (ii) days during which no shares of such Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Fund, or (iii) the following business holidays or the days on which such holidays are observed by the Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Portfolio are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Subadvisers under procedures established and regularly reviewed by the Trustees.

        Securities held by each of the Portfolios other than the Money Market Fund, except for money market instruments with remaining maturities of 60 days or less, are valued as follows: securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the classes of the Portfolios.

        The Trustees have authorized the Portfolios to value certain debt securities by reference to valuations obtained from pricing services which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without extensive reliance upon quoted prices, since such valuations are believed by the Trustees to more accurately reflect the fair value of such securities.

        All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Portfolios are valued on an amortized cost basis. With respect to each class of shares of the Money Market Fund, this method of calculation facilitates maintaining a constant net asset value of $1.00 per share. However, there can be no assurance that the $1.00 net asset value will be maintained at all times. The Trustees have determined that the amortized cost method of valuation fairly reflects a market based net asset value.

DIVIDENDS AND DISTRIBUTIONS

        Except for the National Municipal Bond Fund, each Portfolio's dividends from net investment income together with distributions of short-term capital gains (collectively "income dividends") are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains ("capital gains distributions") distributed to shareholders are treated as such by the shareholders, whether paid in cash or additional shares, regardless of the length of time a shareholder has owned his or her shares. Shareholders are provided annually with full information on dividends and capital gains distributions for tax purposes. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions. Each Portfolio will send shareholders a statement after the end of every calendar year stating the amount of dividends derived from interest on U.S. Government obligations.

        The Global Growth, Growth, and Asset Allocation Funds declare and pay any income dividends annually; the Growth and Income and International Growth and Income Funds declare and pay any income dividends semiannually; and the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond, and Money Market Funds declare income dividends daily and pay them monthly. See "PURCHASE OF SHARES -- General Methods of Purchasing Shares." Each of the Portfolios, other than the Money Market Fund, declares and pays any capital gains dividends annually. Generally, income dividends of Portfolios other than the Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds and capital gains dividends of Portfolios other than the Money Market Fund paid shortly after a purchase of shares prior to the record date, although in effect a return of capital, will be subject to income tax.

        The maximum distribution and service fees payable by the Class B shares and Class C shares of each Portfolio (other than the Money Market Fund, which bears no such fees) are more than the maximum fees payable by each such Portfolio's Class A shares. In addition, certain incremental expenses which are specifically allocable to a particular class of shares in a Portfolio are separately allocated to that class of shares. As a result, the per share dividend on Class B and Class C shares will generally be lower than the per share dividend on Class A shares of a Portfolio.

        For the convenience of shareholders, all income dividends and capital gains distributions are paid in full and fractional shares of the same class of a Portfolio on the payment date unless a shareholder has requested payment in cash. Shareholders may elect to have dividends and distributions from a class of a Portfolio invested in shares of the same class of another Portfolio at the respective net asset value. See SHAREHOLDER SERVICES -- Automatic Dividend Diversification."

TAXES

        It is expected that each Portfolio of the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Portfolio intends to distribute to shareholders as dividends or capital gains distributions substantially all of its net investment income and net realized capital gains, if any. The requirements for qualification as a regulated investment company may cause a Portfolio to restrict the degree to which it engages in short-term trading and transactions in options and futures contracts. Qualification as a regulated investment company relieves the Fund and each Portfolio of any liability for federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Portfolio will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Portfolio intends to make sufficient distributions to avoid application of this excise tax.

        Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally from 10% to 35%, although lesser and greater amounts may be incurred. The investment yield of the Portfolios investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. If a Portfolio is eligible for and makes an election to allow the shareholders of that Portfolio to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. In addition, Portfolios investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of the Portfolios making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

        The redemption, sale or exchange of Fund shares (including the exchange of shares of one Portfolio for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

        Unless a shareholder of any Portfolio includes his or her taxpayer identification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% of non-exempt distributions and other reportable payments to the shareholder.

NATIONAL MUNICIPAL BOND FUND - TAXATION

        The National Municipal Bond Fund intends to qualify and elect to be treated as a regulated investment company under the Code. The National Municipal Bond Fund will be subject to federal corporate income tax currently at a 35% rate on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax currently at a 20% rate on alternative minimum taxable income, which includes interest income on certain "private activity" obligations that is otherwise exempt from tax. The National Municipal Bond Fund also intends to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each Portfolio, to qualify as "exempt-interest dividends" when distributed to such Portfolio's shareholders. Under the Code, such dividends are exempt from regular federal income taxes.

        Although exempt-interest dividends paid by the National Municipal Bond Fund will be excluded by shareholders of the Portfolios from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, the receipt of exempt-interest dividends from each of the Portfolios may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and may also affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Portfolio for federal income tax purposes.

        The National Municipal Bond Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Portfolio earns income from taxable investments or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

        The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under the income or other tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities.

        A notice detailing the tax status of dividends and distributions paid by the National Municipal Bond Fund will be mailed annually to the National Municipal Bond Fund's shareholders. As part of this notice, the Portfolio will report to its shareholders the percentage of interest income earned by the Portfolio during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

                             --------------------

        Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers concerning a prospective investment in the Fund.

PERFORMANCE INFORMATION

        From time to time the Fund may advertise certain information about the performance of all classes of one or more of the Portfolios. Such performance information may include time periods prior to the establishment of the multi-class distribution system, as described more fully in the Statement of Information under the caption "PERFORMANCE INFORMATION." Information about performance of a class of shares of a Portfolio is not intended to indicate future performance. The Fund's annual report to shareholders, which is available without charge upon request, contains further discussions of Fund performance.

        The Fund may advertise the yield and/or total return performance for all classes of one or more of the Portfolios in accordance with the rules of the Commission. The National Municipal Bond Fund may also present from time to time yield, tax-equivalent yield and standardized and nonstandardized total return in advertisements. When yield is used in sales literature, the total return figures will also be included. The Commission has issued rules setting forth the uniform calculation of both yield and total return, but shareholders' actual experience may be more or less than the figures produced by these formulas.

        Each Portfolio may include the total return for all classes of shares in advertisements or other written material. Each such piece will include at least the average annual total return quotations for one year, five years, ten years (if available) and/or from the commencement of operations. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the redemption value of the investment at the end of the period; the calculation assumes the initial investment is made at the current maximum net offering price, assumes immediate reinvestment of any dividends or capital gains distributions and adjusts for the current maximum sales charge of 4.75% for Class A shares and the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period indicated. Yield and total return are calculated separately for each class of a Portfolio.

        Each of the Portfolios may advertise yield for all classes, accompanied by total return. The yield will be computed by dividing the net investment income per share earned during a recent one month period (after deducting expenses net of reimbursements applicable to each class) by the maximum offering price (including the maximum front end sales charge or applicable
CDSC) on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at annual percentage rate. The National Municipal Bond Fund may also present from time to time the tax-equivalent yield of all classes. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

        The Money Market Fund may advertise yield and effective yield for all classes. The yield is based upon the income earned by the Portfolio over a seven-day period and is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 365 day period and is stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized the income earned by the investment is assumed to be reinvested weekly in shares of the same class and thus compounded in the course of a 365 day period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

        All performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, the Dow Jones Industrial Average, Standard & Poor's 500, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, the EAFE Index or the Morgan Stanley Capital International World Index. In addition, during certain time periods the yield and total return of a class and/or a Portfolio may be affected by expense waivers and/or expense reimbursements. When so affected, the yield and total return figures will be accompanied by a statement regarding such waiver and/or reimbursement. While performance information may be helpful in evaluating whether a Portfolio may be fulfilling its objective, past performance should not be regarded as representative of future results. Yields and net asset values will fluctuate with market conditions and the value of shares redeemed may be more or less than their cost. The Money Market Fund operates under procedures designed to stabilize the net asset value of all classes at $1.00 per share. The Fund will include performance data for each class of a Portfolio in any advertisement or information including performance data of such Portfolio. The Fund may also utilize performance information in hypothetical illustrations provided in narrative form.

ORGANIZATION OF THE FUND

        The Fund was organized as a Massachusetts business trust on September 28, 1988. The Growth, U.S. Government Securities and Money Market Funds commenced operations on August 28, 1989 with the acquisition of substantially all the assets of the corresponding portfolios of Hidden Strength Funds. The Global Growth Fund became available to investors on November 7, 1990, and the Growth and Income and Investment Quality Bond Funds became available to investors on May 1, 1991. The Asset Allocation Fund became available July 13, 1992, following the combination of the former Conservative, Moderate and Aggressive Asset Allocation Trusts into the Asset Allocation Fund. The former asset allocation trusts commenced operations August 28, 1989 with the acquisition of substantially all the assets of the corresponding portfolios of Hidden Strength Funds. The National Municipal Bond Fund became available to investors on June 30, 1993. The Strategic Income Fund became available to investors on November 30, 1993. The International Growth and Income Fund became available to investors on June 9, 1995.

        All shares of beneficial interest, $.001 par value per share, of each Portfolio have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no pre-emptive or conversion rights. At a meeting of the Board of Trustees held on December 16, 1993, the Trustees, including each Trustee who is not an "interested person," as such term is defined under the 1940 Act, unanimously approved amendments to the Fund's Declaration of Trust to permit implementation of the Multiple Pricing System. Shareholders of the Fund approved these amendments at a special meeting held on February 18, 1994. The Multiple Pricing System was implemented on April 1, 1994. An order dated February 28, 1994 was issued to the Fund and NASL Financial by the Commission permitting the issuance and sale of multiple classes of shares representing interests in the Fund's existing Portfolios. Shares of each class of a Portfolio represent interests in that Portfolio in proportion to each share's net asset value. The per share net asset value of each class of shares in a Portfolio is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

        All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series (Portfolio) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) fundamental investment objectives and policies. The Fund is not generally required to hold annual meetings of shareholders. However, the Trustees may call special meetings of shareholders for action by shareholder vote as may be requested in writing by the holders of 25% or more of the outstanding shares of the Fund (10% in the case of a meeting requested for the purpose of removing a Trustee) or as may be required by applicable laws. Shareholders seeking to call a meeting for the purpose of removing a Trustee will be assisted by the Fund in communicating with other shareholders, provided the shareholders seeking to call a meeting are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Also, Trustees may be removed by action of the holders of two-thirds or more of the outstanding shares of the Fund. The Trustees are authorized to create additional series and classes of shares at any time without approval by shareholders.

        Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust pursuant to which the Fund was organized contains an express disclaimer of shareholder liability for acts or obligations of each Portfolio of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of a Portfolio's property for any shareholder of such Portfolio held personally liable for any of the Portfolio's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a Portfolio is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENTS

        Boston Safe Deposit and Trust Company ("Boston Safe"), One Boston Place, Boston, Massachusetts 02108, currently acts as Custodian of the Global Growth, Strategic Income and International Growth and Income Funds' assets. Boston Safe has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, currently acts as Custodian of all the other Portfolios' assets, as well as the bookkeeping, transfer and dividend disbursing agent for all of the Portfolios of the Fund. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. Effective September 1, 1995, State Street will act as custodian for all Portfolio assets and Boston Safe will cease to act as custodian for the three above-mentioned Portfolios. Both of these custodians are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 serves as the Fund's independent accountant. The audited financial statements of the Fund at October 31, 1994, included in the Statement of Additional Information and the Financial Highlights for the period from the commencement of operations through October 31, 1994, included in this Prospectus have been audited by Coopers & Lybrand L.L.P. as indicated in their reports in the Statement of Additional Information and are included therein in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

                              PURCHASE OF SHARES

INTRODUCTION

        The Fund offers three classes of shares in each Portfolio to the general public. Purchases of Class A shares of less than $1 million are sold with a front end sales charge. Purchases of Class A shares of $1 million or more made on or after May 1, 1995 are offered for sale at net asset value without a front end sales charge but may be subject to a CDSC upon redemption. Class B shares are sold without a front end sales charge but may be subject to a CDSC upon redemption. Class C shares are sold without a front end sales charge, but may be subject to a CDSC upon redemption. Shares of all classes of the Money Market Fund are sold at net asset value (without the imposition of a front end sales charge or CDSC). See "MULTIPLE PRICING SYSTEM" for a discussion of factors to consider in selecting which class of shares to purchase.

        Shares are offered continuously for sale through securities dealers and banks which have executed an agreement (a "Dealer Agreement") with NASL Financial, the distributor of the Fund's shares (in such capacity, the "Distributor").

        The initial purchase of any class of shares in any Portfolio must be at least $1,000, with the exception that the initial purchase to a retirement plan account may be made with a minimum of $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification, and Systematic Investing (see "SHAREHOLDER SERVICES -- Additional Shareholder Privileges" for a description of these programs). The minimum for subsequent investments is $50.

        When purchasing shares of any Portfolio of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

GENERAL METHODS OF PURCHASING SHARES

        1. BY MAIL. To make an initial account purchase, mail a check made payable to "North American Funds" with a completed New Account Application (copy enclosed with this Prospectus) to:

                             North American Funds
                             P.O. Box 8505
                             Boston, MA 02266-8505

        To make a purchase of shares to an existing North American Funds account, please note your account number on the check and forward it with an account investment slip to the above address.

Note: To establish certain tax deferred retirement plan accounts, such as IRAs, you will be required to complete a separate application which may be obtained from the Distributor or a securities dealer who has a Dealer Agreement with the Distributor.

        2. BY FEDERAL FUNDS WIRE. Shares may be purchased in any Portfolio by wire transfer. To obtain instructions for Federal Funds Wire purchases, please contact the Customer Service Department at (800) 872-8037.

        3. THROUGH A SECURITIES DEALER. You may purchase shares by contacting a securities dealer who has a Dealer Agreement with the Distributor.

        Orders for shares of all Portfolios except the Money Market Fund will be assigned the next closing price after receipt of the order. Orders for the Money Market Fund will be assigned the next closing price after the payment has been converted to Federal Funds and dividends will begin to accrue on the business day after such conversion. While orders for shares of the Strategic Income, Investment Quality Bond, U.S. Government Securities and National Municipal Bond Fund are assigned the next closing price after receipt of the order, dividends will begin to accrue on the business day after the purchase has been converted into Federal Funds.

SHARE PRICE

        The public offering price of the Class A shares of each Portfolio is the net asset value per share (next determined following receipt of an order) plus, in the case of all Portfolios except the Money Market Fund, a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of an order).

CLASS A SHARES

        The public offering price for purchases of Class A shares of less than $1 million is the net asset value per share plus a front end sales charge, expressed as a percentage of the offering price as set forth in the table below. No front end sales charge is imposed on the purchase of Class A shares of the Money Market Fund. However, when Class A shares of the Money Market Fund on which no sales charge has been paid or waived are exchanged for Class A shares of another Portfolio, the sales charge applicable to purchases of Class A shares will be assessed at that time. Purchases of Class A shares of $1 million or more are offered for sale at net asset value subject to a CDSC of 1% of the dollar amount subject thereto if redeemed within one year of purchase. See "PURCHASES OF SHARES --Contingent Deferred Sales Charge" below. The CDSC may be waived on certain redemptions of shares. See "PURCHASES OF SHARES - Waiver of CDSC."


CLASS A SALES CHARGE TABLE
                                                                CONCESSION TO
                                             PERCENTAGE OF     BROKER DEALER AS
AMOUNT OF                  PERCENTAGE OF     THE NET AMOUNT     A PERCENTAGE OF
PURCHASE PAYMENT         THE OFFERING PRICE    INVESTED         OFFERING PRICE
-------------------------------------------------------------------------------
Less than $100,000 ...         4.75%             4.99%               4.00%

$100,000 but less than
$250,000 .............         4.00%             4.17%               3.25%

$250,000 but less than
$500,000 .............         3.00%             3.09%               2.50%

$500,000 but less than
1 million ............         2.25%             2.30%               1.75%

$1 million or more ...         none*             none*               See below**

* A contingent deferred sales charge may apply. See "PURCHASES OF SHARES - Contingent Deferred Sales Charge."

** For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million (0.50% for sales of the National Municipal Bond Fund), plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12 month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

        The Distributor may reallow concessions to securities dealers with whom it has agreements and retain the balance over such concessions, and at times the Distributor may reallow the entire front end sales charge to such dealers. In such circumstances, dealers may be deemed to be underwriters under the 1933 Act. Also, during an initial offering period following the introduction of a new portfolio, and from time to time thereafter, additional amounts may be paid by the Distributor or its promotional agent that would result in total dealer concessions exceeding the offering price.

        The Distributor may also pay banks and other financial service firms ("Service Organizations") that provide services for their clients to facilitate transactions in Class A shares of a Portfolio, a transaction fee up to an amount equal to the greater of the full applicable front end sales charge or the "Concession to a Broker Dealer as a Percentage of Offering Price" as shown in the above table. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms are prohibited from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. It is not anticipated that termination of a relationship with a bank would result in any material adverse consequences to a Portfolio. In addition, State securities laws may differ from federal laws regarding Service Organizations which may be required to register under State securities laws as brokers and/or dealers.

REDUCED SALES CHARGES

        Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front end sales charge through several purchase plans.

        RIGHT OF ACCUMULATION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of shares in all Portfolios of the Fund, including holdings in Class B and Class C shares, but excluding shares purchased or held in the Money Market Fund. Also, for purposes of the foregoing calculation, shares (including holdings in Class B and Class C shares, but excluding shares purchased or held in the Money Market Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

        STATEMENT OF INTENTION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Fund to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All shares, including Class B shares and Class C shares (but excluding shares purchased or held in the Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

        Shares totaling 5% of the dollar amount of the Statement of Intention will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.

        The Statement of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the investment goal is not achieved within the thirteen-month period, the purchaser is required to pay the front end sales charge that would otherwise have applied to the purchases of Class A shares made during this period. If a payment is due under the preceding sentence, it must be made directly to the Distributor within twenty days of notification or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Certain transitional rules apply to shareholders who had a statement of intention in effect prior to April 1, 1994. For additional information, shareholders should contact the Fund, Wood Logan or eligible securities dealers.

        GROUP PURCHASES. Subject to applicable regulations, reduced front end sales charges as set forth in the "Class A Sales Charge Schedule" are available on the purchase of Class A shares when sales are made to a group of individuals in such a manner as results in a savings of sales expenses. Approval of group purchase reduced front end sales charge plans is subject to the discretion of the Distributor.

        CERTAIN QUALIFIED PURCHASERS. No front end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons, or any full-time employee or registered representative of broker/dealers having Dealer Agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), or any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of Fund shares, and their immediate families. In addition, no front end sales charge or CDSC is applicable on any sale to North American Security Life Insurance Company or any of its affiliates, the Subadvisers or Wood Logan, or to a director, officer, full-time employee or sales representative of North American Security Life Insurance Company or any of its affiliates, the Subadvisers or any of their affiliates or of Wood Logan, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons.

        No front end sales charge or CDSC on Class A shares is applicable to continuing purchase payments made in connection with Code Section 401 qualified plans that were invested in the Fund prior to April 1, 1994.

        A qualified retirement plan that is currently a shareholder of the Fund may make additional purchases of Class A shares at net asset value (i.e., without the imposition of a front end sales load or CDSC). A commission or transaction fee of 1.00% will be paid by the Distributor to broker-dealers, banks and other financial service firms subject to a chargeback to the firm for redemptions made within one year from the date of purchase.

        Class A shares may be purchased at net asset value by certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar account program under which such clients pay a fee to such broker-dealer or other financial institution. Class A shares may also be purchased at net asset value by registered investment advisers for the benefit of client accounts if the adviser charges a fee (other than brokerage commissions) for his services.

CLASS B SHARES

        Class B shares are offered for sale at net asset value, and are offered for purchases of $250,000 or less. Class B shares which are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the dollar amount subject thereto. See "PURCHASES OF SHARES - Contingent Deferred Sales Charge."


CLASS B CDSC TABLE
                                                         CDSC
                                                   AS A PERCENTAGE OF
YEAR(S) SINCE PURCHASE ORDER                 DOLLAR AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------------
Up to 2 years                                                5%
2 years or more but less than 3 years                        4%
3 years or more but less than 4 years                        3%
4 years or more but less than 5 years                        2%
5 years or more but less than 6 years                        1%
6 or more years                                              0%



        The CDSC may be waived on certain redemption of shares. See "PURCHASES OF SHARES - Waiver of CDSC"

CLASS C SHARES

        Class C shares are offered for sale at net asset value and are offered for purchases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares purchased on or after May 1, 1995 subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Shares purchased prior to May 1, 1995 are not subject to a CDSC. See "PURCHASES OF SHARES - Contingent Deferred Sales Charge"

        The CDSC may be waived on certain redemptions of shares. See "PURCHASES OF SHARES - Waiver of CDSC."

CONTINGENT DEFERRED SALES CHARGE

        Class A shares (purchases of $1 million or more) and Class C shares purchased on or after May 1, 1995 which are redeemed within one year of purchase are subject to a CDSC at the rate of 1% of the dollar amount subject thereto. Class B shares which are redeemed within six years of purchase are subject to a CDSC at the rates set forth above under "PURCHASES OF SHARES - Class B Shares." The CDSC generally is not applicable with respect to redemption of shares of the Money Market Fund. However, in the case of shares of the Money Market Fund which were obtained through an exchange of the same class of shares of another Portfolio, such shares will be subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund which are subsequently exchanged for the same class of shares of other Portfolios will be subject to any applicable CDSC due at redemption. See "SHAREHOLDER SERVICES - Exchange Privilege." The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. Solely for purposes of determining the amount of time from the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

        In determining the amount of the CDSC that may be applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on (i) amounts representing increases in the net asset value per share; or (ii) shares acquired through reinvestment of income dividends or capital gains distributions. Because shares of the Money Market Fund are not subject to any distribution or service fees, the CDSC period is tolled for any period of time in which shares are held in that Portfolio. For example, if Class C shares of a Portfolio other than the Money Market Fund are exchanged for the same class of shares of the Money Market Fund six months after purchase and are subsequently redeemed one year later, these shares are subject to a CDSC since the CDSC period is tolled during the period of time the shares are in the Money Market Fund. Furthermore, when Money Market Fund shares are exchanged for the same class of shares of any other Portfolio, the CDSC becomes (or, in the case of Money Market Fund shares which were subject to a CDSC prior to a previous exchange for Money Market Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Portfolios other than the Money Market Fund counts toward determining the applicable CDSC.

WAIVER OF CDSC

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC on Class A, Class B and Class C shares may be waived in connection with a Systematic Withdrawal Plan. See "SHAREHOLDER SERVICES - Systematic Withdrawal Plan." Up to 12% of the value of an account (i.e., up to 1% per month of the value of the account at the time the systematic withdrawal is taken) may be withdrawn without the imposition of CDSC. If distributions (dividends and capital gains) are reinvested into an account and systematic withdrawals are also taken from the account, the distributions (which are never assessed a CDSC) will be included in the calculation of the 1% per month that may be withdrawn without the imposition of a CDSC.

     QUALIFIED RETIREMENT PLANS. The CDSC on Class A, Class B and Class C shares may be waived in connection with redemptions from qualified retirement plans (other than Individual Retirement Accounts ("IRAs")) in the case of (i) death or disability (as defined in section 72(m)(7) of the Code, as amended from time to time) of the participant in the retirement plan, (ii) required minimum distributions from the retirement plan due to attainment of age 70 1/2,
(iii) tax-free return of an excess contribution to the retirement plan, (iv) retirement of the participant in the retirement plan, (v) a loan from the retirement plan (repayment of a loan, however, will constitute a new sale for purposes of assessing the CDSC), (vi) "financial hardship" of the participant in the retirement plan, as that term is defined in Treasury Regulation 1.401(k)-1(d)(2), as amended from time to time, and (vii) termination of employment of the participant in the plan (excluding, however, a partial or other termination of the retirement plan).

     OTHER WAIVERS. The CDSC on Class A, Class B and Class C shares may be waived in connection with (i) redemptions made following the death of a shareholder, (ii) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size and
(iii) a tax-free return of an excess contribution to any retirement plan.

OTHER DEALER COMPENSATION

     The Distributor may, either directly or through Wood Logan, from time to time assist dealers by, among other things, providing sales literature to, and holding educational programs for the benefit of, dealers' registered representatives. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Portfolios of the Fund. The Distributor and/or Wood Logan will also provide additional promotional incentives to dealers in connection with sales of shares of all classes of the Portfolios of the Fund. These incentives shall include payment for travel expenses, including lodging (which may be at a luxury resort), incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Distribution Plan payments or the Distributor's other resources. Other than Distribution Plan payments, the Fund does not bear distribution expenses. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

DISTRIBUTION EXPENSES

     In addition to the front-end sales charge which may be deducted at the time of purchase of Class A shares of less than $1 million and the CDSC which may apply on redemptions of Class A shares (purchases of $1 million or more), Class B shares, and Class C shares, each class of shares of each Portfolio is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Portfolio to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Portfolio of the Fund, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 26 of the Rules of Fair Practice of the NASD.

     Under the Class A Plan, Class A shares of each Portfolio (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the Money Market Fund bear no such fees and Class A shares of the National Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee." Under the Class B Plan, Class B shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

     Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request, provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities as the Fund may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay directly Selling Agents and may provide directly the distribution services described above, or it may arrange for such payment or the performance of some or all of such services by Wood Logan, the Fund's exclusive promotional agent, at such level of compensation as may be agreed to by the Distributor and Wood Logan.

     The Distributor currently pays a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold after April 1, 1994 as follows: Class A shares - .25% annually,commencing from the date the purchase order is accepted, for all Portfolios (except the National Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); Class B shares -
 .25% annually, for all Portfolios (except the National Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); and Class C shares - 1.0% annually, for the Global Growth, Growth, Growth and Income, International Growth and Income, Asset Allocation and Strategic Bond Funds and .90% annually, for the Investment Quality Bond, U.S. Government Securities and National Municipal Bond Fund (no trail commission is paid on the Money Market Fund). The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in accordance with the amounts paid for Class A shares. For Class B and Class C shares sold on or after May 1, 1995, trail commisssions commence 13 months after purchase. For Class B and Class C shares sold prior to May 1, 1995, trail commissions commence the date the purchase order is accepted.
Trail commissions for shares sold prior to April 1, 1994 will be paid as noted below.

     In the case of Class B shares and Class C shares sold on or after May 1, 1995, the Distributor will advance to securities dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 4% of the amount of Class B shares purchased (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class B of the Money Market Fund. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1% (0.90% in the case of the Investment Quality Bond, U.S. Government Securities and National Municipal Bond
Fund) of the purchase price of Class C shares purchased through such securities dealer (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class C of the Money Market Fund.

     The Distributor will also pay a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold prior to April 1, 1994, as follows: (i) for the Growth, Growth and Income, Global Growth and Asset Allocation Funds, 0.90%, (ii) for the U.S. Government Securities, Investment Quality Bond and Strategic Income Funds, 0.35% and for the National Municipal Bond Fund, 0.15%. No trail commission will be paid on shares of the Money Market Fund. The trail commission above will be paid on shares purchased prior to April 1, 1994 provided the shares remain in the same Portfolio. If the shares are exchanged or transfered from the Portfolio at any time on or after April 1, 1994, then the trail commission for shares sold after April 1, 1994 as stated above will be paid.

     The distribution and service fees attributable to the Class B shares and the Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a CDSC as well, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

     The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers or Wood Logan and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor. Each Plan also provides that to the extent that any payments by any class of any Portfolio of the Fund to the Distributor in its capacity as investment adviser to the Fund, such as for investment management fees, may be deemed to be an indirect payment of distribution expenses, those indirect payments are deemed to be authorized by the Plans. Payments made under the Plans are subject to quarterly review by the Trustees and the Plans are subject to annual review and approval by the Trustees.

     In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Fund and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, and that the Plans are essential to, and an integral part of, the Fund's program for financing the sale of shares of the various Portfolios of the Fund to the public.

     The Distributor, a wholly-owned subsidiary of North American Security Life Insurance Company, is a broker/dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the NASD. The Distributor's address is the same as that of the Fund and the Distributor also serves as the investment adviser to the Fund as described above under "MANAGEMENT OF THE FUND." The Distributor has entered into an exclusive promotional agent agreement with Wood Logan pursuant to which Wood Logan will solicit securities dealers to sell Fund shares, offer sales training to registered representatives of such dealers, prepare and distribute certain sales and promotional materials and otherwise assist in the distribution of Fund shares. For providing such services, the Distributor will pay Wood Logan such amounts as are agreed to from time to time pursuant to the promotional agent agreement. Wood Logan, a broker/dealer registered under the 1934 Act and a member of the NASD, is a subsidiary of Wood Logan Associates, Inc., a corporation approximately 20% of whose stock is owned by North American Life and its affiliates. The address of Wood Logan is 1455 East Putnam Avenue, Old Greenwich, Connecticut 06870.

                              SHAREHOLDER SERVICES

FURTHER INFORMATION ON ANY OF THE PROGRAMS DESCRIBED IN THE FOLLOWING SECTIONS MAY BE OBTAINED FROM THE FUND, WOOD LOGAN AND ELIGIBLE SECURITIES DEALERS. FOR ADDITIONAL INFORMATION, SHAREHOLDERS SHOULD CONTACT THE FUND, WOOD LOGAN OR ELIGIBLE SECURITIES DEALERS.

AUTOMATIC INVESTMENT PLAN

     Shareholders who open an account who wish to make subsequent monthly investments in a Portfolio may establish an Automatic Investment Plan as part of the initial Application or subsequently by submitting an Application. Under this plan, on or about the tenth day of each month the Transfer Agent will debit the shareholder's bank account in the amount specified by the shareholder (which monthly amount may not be less than $50). The proceeds will be invested in shares of the specified class of a Portfolio of the Fund at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Portfolio unless otherwise specified. Participation in the Automatic Investment Plan may be discontinued upon 30 days' written notice to the Transfer Agent, or if a debit is not honored.

EXCHANGE PRIVILEGE

     Shares of any Portfolio may be exchanged for shares of the same class of any other Portfolio with the same account registration at the relative net asset value per share without the imposition of any front end sales charge or CDSC, except as described below. Shares of one class may not be exchanged for shares of any other class of any Portfolio.

     CLASS A SHARES - Class A shares of any Portfolio may be exchanged for Class A shares of any other Portfolio at the relative net asset value per share without the imposition of a front end sales charge or CDSC which would be due upon redemption with respect to the shares being exchanged. However, a front end sales charge will be imposed with respect to Class A shares (purchases of less than $1 million) which are issued upon an exchange from Class A Money Market Fund shares and as to which no front end sales charge had been previously paid or waived. See "SHAREHOLDER SERVICES - Money Market Fund - Assessment of CDSC."

     CLASS B SHARES - Class B shares of any Portfolio may be exchanged for Class B shares of any other Portfolio, including the Money Market Fund, at the relative net asset value per share without the imposition at that time of any CDSC which would be due upon redemption with respect to the shares being exchanged. See "SHAREHOLDER SERVICES - Money Market Fund - Assessment of CDSC."

     CLASS C SHARES - Class C shares of any Portfolio may be exchanged for Class C shares of any other Portfolio, including the Money Market Fund, at the relative net asset value per share without the imposition at that time of any CDSC which would be due upon redemption with respect to the shares being exchanged. See "SHAREHOLDER SERVICES - Money Market Fund - Assessment of CDSC."

     MONEY MARKET FUND - ASSESSMENT OF CDSC - The CDSC period for Class A shares (purchases of $1 million or more), Class B shares and Class C shares is tolled for any period of time in which they are held in the Money Market Fund. For example, if Class C shares of a Portfolio, other than the Money Market Fund, are exchanged for Class C shares of the Money Market Fund six months after purchase and are subsequently redeemed one year later, these Class C shares are subject to a CDSC since the CDSC period is tolled during the period of time the shares are in the Money Market Fund. Furthermore, when Money Market Fund shares are exchanged for shares of any other

Portfolio, the CDSC becomes (or, in the case of Money Market Fund shares which were subject to a CDSC prior to a previous exchange for Money Market Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Portfolios other than the Money Market Fund counts toward determining the applicable CDSC.

     GENERAL INFORMATION - Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. If the exchanged shares were acquired within the previous 90 days, the gain or loss may have to be computed without regard to any sales charges incurred on the exchanged shares (except to the extent those sales charges exceed the sales charges waived in connection with the exchange). See "GENERAL INFORMATION -- Taxes." Exchanges are free and unlimited in number and will usually occur on the same day as requested. The terms of the foregoing exchange privilege are subject to change and the privilege may be terminated at any time. The exchange privilege is only available where the exchange may legally be made.

     BY MAIL - an exchange will be honored by a written letter of request to the Fund if signed by all registered owners of the account.

     BY TELEPHONE - All accounts are eligible for the telephone exchange privilege. See "-- ADDITIONAL SHAREHOLDER PRIVILEGES -- Telephone Exchanges."

TRANSFER OF SHARES

     Shareholders may transfer fund shares to family members and others at any time without incurring a front end sales charge (Class A shares purchases of less than $1 million) and without a CDSC being imposed at that time (Class A shares purchases of $1 million or more, Class B shares and Class C shares). Shareholders should consult their tax adviser concerning such transfers.

REDEMPTION OF SHARES

     You may redeem shares of your account in any amount and at any time at the applicable net asset value next determined after the request for redemption is received in proper order by the Fund. As described under "PURCHASE OF SHARES," redemptions of Class A shares purchases of $1 million or more, Class B shares and Class C shares may subject to a CDSC. The Fund will normally send the proceeds from a redemption (less any applicable CDSC) on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made. Payment may also be delayed if the shares to be redeemed were purchased by check and that check has not cleared.

GENERAL METHODS OF REDEEMING SHARES

     1. BY MAIL. You may redeem shares by mail by sending a written request for the redemption to the Fund. The request will be processed after receipt of all required documents in proper order: certificates of beneficial interest (if issued); a stock power signed by all account owners exactly as the account is registered specifying the number of shares or dollars to be redeemed; and in the case of a redemption to be paid to a person or address other than the person or address of record and/or in an amount greater than $50,000, a guarantee of the stock power signatures(s) without restriction, condition or qualification by an officer of a commercial bank, Trust Company, Federal savings and loan institution, member firm of a national securities exchange or NASD member. If shares are held in the name of a corporation, trust, estate, custodianship, partnership or pension or profit sharing plan, additional documentation may be necessary.

     2. THROUGH A SECURITIES DEALER. You may sell your shares by contacting a securities dealer who has a Dealer Agreement with the Distributor. (See "GENERAL -- Repurchase of Shares" in the Statement of Additional Information for more details.) The dealer may assess a nominal fee for this service.

REINSTATEMENT PRIVILEGE

     With regard to Class A shares (purchases of less than $1 million), you may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 90 days of the request. With regard to Class A shares (purchases of $1 million or more), Class B shares and Class C shares, if an investor redeems these shares and pays a CDSC upon redemption, and then uses those proceeds to purchase the same class of shares of any Portfolio within 90 days, the shares purchased will be credited with any CDSC paid in connection with the prior redemption.

     Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Portfolio. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement). See "GENERAL INFORMATION -- Taxes."

MINIMUM ACCOUNT BALANCE

     The Fund reserves the right to involuntarily redeem your account any time the value of your account falls below $500 as a result of redemption, with the exception of a retirement plan account and with respect to an account established with a minimum of $50 pursuant to programs such as Automatic Investment Plans, Automatic Dividend Diversification, and Systematic Investing. You will be notified in writing prior to the redemption and be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION IN KIND

     The Trustees of the Fund reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by a Portfolio of the Fund. See "GENERAL -- Redemption in Kind" in the Statement of Additional Information for more details.

ADDITIONAL SHAREHOLDER PRIVILEGES

CERTAIN PRIVILEGES LISTED IN THIS SECTION MAY NOT BE OFFERED BY THE FUND IF YOU HOLD SHARES WITH THE FUND IN THE "STREET NAME" OF A FINANCIAL INSTITUTION, OR IF THE ACCOUNT IS NETWORKED THROUGH NATIONAL SECURITIES CLEARING CORPORATION
(NSCC).

AUTOMATIC INVESTMENT PLAN

     If you open an account and wish to make subsequent, periodic investments in a Portfolio by electronic funds transfer from a bank account, you may establish an Automatic Investment Plan on your account. The bank at which your account is maintained must be a member of the Automated Clearing House (ACH). The frequency with which the investments occur is specified by you (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit your bank account in the specified amount (minimum of $50 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Portfolio unless otherwise specified.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD)

     The ADD program allows you to have all dividends and any other distributions from a Portfolio automatically used to purchase shares of the same class of any other Portfolio of the Fund. The receiving account must be in the same name as your existing account. The purchase of shares to the Portfolio receiving the cross-investment of the dividends will be using the net asset value at the close of business of the dividend payable date.

SYSTEMATIC INVESTING

     You may request that your shares of any class of the Money Market, U.S. Government Securities or National Municipal Bond Fund be exchanged monthly for shares of the same class of up to three other Portfolios. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions you provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as "Dollar Cost Averaging."

SYSTEMATIC WITHDRAWAL PLAN

     You may establish a plan for redemptions to be made automatically at monthly, quarterly, semiannual or annual intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals. Up to 12% of the value of an account (i.e., up to 1% per month of the value of the account at the time the Systematic Withdrawal is taken) may be withdrawn without the imposition of CDSC. See "PURCHASES OF SHARES - Waiver of CDSC." Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to have a minimum account value of $10,000 per Portfolio in order to establish this plan. Maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to you because of the sales charges on certain purchases and redemptions.

     The redemptions will occur on or about the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs.
No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time, and, while no fee is currently charged (although a CDSC may be applicable), the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholder.

CHECKWRITING

     Checkwriting is available only to Class A and Class C shareholders of the U.S. Government Securities, National Municipal Bond and Money Market Funds. You will be issued a book of blank checks if the request is indicated on the account application and is accompanied by a correctly completed and endorsed signature card. The checks may be made payable to the order of anyone in any amount not less than $250. You should not attempt to close your account by check.

     Checks which exceed the value of the account at the time of receipt by the Fund will not be honored. In addition, the privilege will be invalid when your account is closed.

     When a check is presented for payment, a sufficient number of shares will be redeemed to cover the amount of the check and any applicable CDSC. If the amount of the check plus any applicable CDSC is greater than the value of the shares held in the shareholder's account, the check will be returned unpaid.

     This privilege cannot be used for the redemption of shares held in certificate form.

TELEPHONE TRANSACTIONS

     Shareholders are permitted to request exchanges and/or redemptions by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, shareholders will be asked to provide their account number, and if not available, their social security number. For the shareholder's and Fund's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

     TELEPHONE EXCHANGES. You are automatically authorized to effect telephone exchanges by calling the Fund, unless you elect not to authorize telephone exchanges in the Application (if you initially elect not to allow telephone exchanges in the Application, you may request authorization by executing an appropriate authorization form provided by the Fund upon request.) Exchanges will only be made if proper account identification is given by the dealer or shareholder of record. Requests will be processed on the same day as receipt of the telephone call if the request is made before the close of the regularly scheduled trading on the Exchange (normally 4:00 p.m. New York time).

     This privilege cannot be used for the exchange of shares held in certificate form.

     TELEPHONE REDEMPTIONS. You may request the option to redeem shares of any Portfolio by telephone by completing the "Expedited Telephone Redemptions" portion of the account application. In order to obtain that day's closing net asset value on the redemption, the telephone call must be received by the Fund prior to the close of the regularly scheduled trading on the Exchange (normally 4:00 p.m. New York time).

     Payment for shares will be made by federal wire or by mail as specified by you in the Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to your bank account must be in amounts of $1000 or more.

     Although the Fund does not assess a charge for wire transfers, your bank may assess a charge for the transaction. Payments by mail may only be sent to your account address of record and may only be payable to the registered owner(s).

     This privilege cannot be used for the redemption of shares held in certificate form.

CERTIFICATES

     Although the Fund does not recommend the issuance of certificates, shares will be issued in certificate form if specifically requested by the shareholder.

HOW TO OBTAIN INFORMATION ON YOUR INVESTMENT

     1.  CONFIRMATION OF SHARE TRANSACTIONS AND DIVIDEND PAYMENTS.
     Share transactions in all Portfolios, other than transactions pursuant to a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, will be confirmed immediately in the form of an account confirmation statement which will be mailed to the account address of record.

     The Fund will confirm all account activity occurring within a calendar quarter, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, shortly after the end of each calendar quarter.

     The Fund also reserves the right to confirm, with respect to certain tax qualified plans and certain group plans, purchases and sales of Fund shares on a quarterly basis. Transactions in shares of the Money Market Fund, other than those confirmed quarterly as set forth above, will be confirmed monthly.

     A copy of all confirmation statements will be sent to the securities dealer firm listed on your account.

     2. SHAREHOLDER INQUIRIES. Please direct any questions or requests that you may have concerning the Fund or your account by writing to North American Funds, P.O. Box 8505, Boston, Massachusetts 02266-8505, or by calling the Mutual Fund Customer Service Department at 1-800-872-8037.

                                  APPENDIX I

                            DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")
-------------------------------
Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is strong.
       However, the relative degree of safety is not as high for issuers designated "A-1".


Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-
CCC-CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.


Moody's Investors Service, Inc. ("Moody's")
-------------------------------
Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
       P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
        While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations.
       Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


Fitch Investors Service, Inc. ("Fitch")
-----------------------------
Commercial Paper:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA".
        Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A       Bonds considered to be investment grade and of high credit quality.
        The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

DDD-DD- Bonds are in default on interest and/or principal payments.  Such bonds and D are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.


              ADDITIONAL MOODY'S AND S&P MUNICIPAL BOND RATINGS

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1         Notes rated MIG-1/VMIG-1 are of the best quality.  There
                     is present strong protection by established cash flows,
                     superior liquidity support or broad-based access to the
                     market for refinancing.

MIG-2/VMIG-2         Notes which are rated MIG-2/VMIG-2 are of high quality.
                     Margins of protection are ample though not so large as in
                     the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

                                 APPENDIX II

                      STRATEGIC INCOME FUND DEBT RATINGS

     The average distribution of investments in corporate and government bonds by ratings for the fiscal year ended October 31, 1994, calculated monthly on a dollar-weighted basis, for the Strategic Income Fund, was as follows:


                                 UNRATED BUT
                                OF COMPARABLE
MOODY'S     STANDARD & POOR'S     QUALITY       PERCENTAGE
--------------------------------------------------------------

Aaa               AAA                 0              0
Aa                AA                  0              0
A                 A                   0              0
Baa               BBB                 0              5%
Ba                BB                 12%             8%
B                 B                   9%            50%
Caa               CCC                 0              0
Ca                CC                  0              0
C                 C                   0              0
                  D                   0              0


Unrated as a Group:                                 21%
U.S. Government Securities*                         16%
                                                   ----
                                                   100%


     The actual distribution of the Strategic Income Fund's corporate and government bond investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future portfolio composition.

*Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or insturmentalities.